UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Live Oak Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOTICE is hereby given that the Annual Meeting (the “Annual Meeting”) of Shareholders of Live Oak Bancshares, Inc. (the “Company”) will be held as follows:

Place:	Live Oak Bancshares, Inc. Corporate Office 1741 Tiburon Drive Wilmington, North Carolina 28403
Date:	May 19, 2026
Time:	9:00 a.m.
The purposes of the meeting are:
1.Election of Directors.  To elect ten members of the Board of Directors for terms of one year;
2.Omnibus Stock Incentive Plan. To approve the Live Oak Bancshares, Inc. 2026 Omnibus Stock Incentive Plan;
3.Employee Stock Purchase Plan. To approve the Live Oak Bancshares, Inc. 2026 Employee Stock Purchase Plan;
4.Say-on-Pay Vote. To vote on a non-binding, advisory proposal to approve compensation paid to our named executive officers (commonly referred to as a “say-on-pay” vote);
5.Ratification of Independent Auditors. To vote on a proposal to ratify KPMG LLP as the Company’s independent auditors for 2026; and
6.Other Business. To transact any other business properly presented for action at the Annual Meeting.
YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  HOWEVER, IF YOU ARE THE RECORD HOLDER OF YOUR SHARES OF OUR VOTING COMMON STOCK, WE ASK THAT YOU APPOINT THE PROXIES NAMED IN THE ENCLOSED PROXY STATEMENT TO VOTE YOUR SHARES FOR YOU BY SIGNING AND RETURNING A PROXY CARD OR FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT TO APPOINT THE PROXIES BY INTERNET, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER OR OTHER NOMINEE, ONLY THE RECORD HOLDER OF YOUR SHARES MAY VOTE THEM FOR YOU, SO YOU SHOULD FOLLOW YOUR BROKER’S OR NOMINEE’S DIRECTIONS AND GIVE IT INSTRUCTIONS AS TO HOW IT SHOULD VOTE YOUR SHARES. DOING THAT WILL HELP US ENSURE THAT YOUR SHARES ARE REPRESENTED AND THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING.  THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 19, 2026. We first mailed the Notice of Internet Availability of Proxy Materials to our shareholders on or about April 2, 2026. The Notice of Annual Meeting, Proxy Statement and Annual Report are available in the Investor Relations section of our website, www.liveoak.bank and at www.proxyvote.com.

By Order of the Board of Directors

/s/ James S. Mahan III
James S. Mahan III
Chairman and CEO
April 2, 2026

LIVE OAK BANCSHARES, INC.
Proxy Statement for the
2026 Annual Meeting of Shareholders

LIVE OAK BANCSHARES, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2026
GENERAL INFORMATION
This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Live Oak Bancshares, Inc. (the “Company”) of appointments of proxy for use at the annual meeting of the Company’s shareholders (the “Annual Meeting”) to be held on May 19, 2026, at 9:00 a.m., at the Company’s corporate offices located at 1741 Tiburon Drive, Wilmington, North Carolina 28403, and at any adjournments thereof.  The Company’s proxy solicitation materials are being made available to our shareholders on or about April 2, 2026.  In this Proxy Statement, the Company’s subsidiary bank, Live Oak Banking Company, is referred to as “Live Oak Bank” or the “Bank.”  The mailing address of the Company’s principal executive offices is 1741 Tiburon Drive, Wilmington, North Carolina 28403.
Internet Availability of Proxy Materials
We are providing proxy materials to our shareholders primarily via the internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of the Annual Meeting. On or about April 2, 2026, we mailed a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our shareholders. The Internet Notice contains instructions about how to access our proxy materials and vote. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Internet Notice.
Proposals to be Voted on at the Annual Meeting
At the Annual Meeting, record holders of our voting common stock will consider and vote on the following matters:
•election of ten members of the Board of Directors for terms of one year;
•a proposal to approve the Company’s 2026 Omnibus Stock Incentive Plan;
•a proposal to approve the Company’s 2026 Employee Stock Purchase Plan;
•a non-binding, advisory proposal to approve compensation paid to our named executive officers (commonly referred to as a “say-on-pay” vote);
•ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2026; and
•transaction of any other business properly presented for action at the Annual Meeting.
The Board of Directors recommends that you vote “FOR” the election of each of the ten nominees for director named in this Proxy Statement and “FOR” Proposals 2, 3, 4, and 5.
How You Can Vote at the Annual Meeting
Record Holders. If your shares of our voting common stock are held of record in your name, you can vote at the Annual Meeting in one of the following ways:
•you can attend the Annual Meeting and vote in person;
•you can sign and return a proxy card and appoint the “Proxies” named below to vote your shares for you at the Annual Meeting, or you can validly appoint another person to vote your shares for you; or

•you can appoint the Proxies to vote your shares for you by going to the internet website www.proxyvote.com. When you are prompted for your “control number,” enter the number printed on the Internet Notice and then follow the instructions provided.
You may appoint the Proxies by internet only until 11:59 p.m. Eastern Time on May 18, 2026, which is the day before the Annual Meeting. If you appoint the Proxies by internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card.
Shares Held in “Street Name.” Only the record holders of shares of our voting common stock or their appointed proxies may vote those shares. As a result, if your shares of our voting common stock are held for you in “street name” by a broker or other nominee, then only your broker or nominee (i.e. the record holder) may vote them for you, or appoint the Proxies to vote them for you, unless you make arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by completing and returning to it a voting instruction sheet you received from your broker (or by following any directions you received for giving voting instructions electronically). Brokers and other nominees who hold shares in street name for their clients typically have the discretionary authority to vote those shares on “routine” matters when they have not received instructions from beneficial owners of the shares. However, they may not vote those shares on non-routine matters (including the election of directors) unless their clients give them voting instructions. To ensure that shares you hold in street name are represented at the Annual Meeting and voted in the manner you desire, it is important that you instruct your broker or nominee as to how it should vote your shares.
Solicitation and Voting of Proxy Cards
If you are the record holder of your shares of our voting common stock, a proxy card will be sent to you that provides for you to name Walter J. Phifer, our Chief Financial Officer, and Gregory W. Seward, our General Counsel and Corporate Secretary, or any substitutes appointed by them, individually and as a group, to act as your “Proxies” and vote your shares at the Annual Meeting. We ask that you sign and date your proxy card and return it in the envelope provided or follow the instructions above for appointing the Proxies by internet, so that your shares will be represented at the meeting.
If you sign a proxy card and return it so that we receive it before the Annual Meeting, or you appoint the Proxies by internet, the shares of our voting common stock that you hold of record will be voted by the Proxies according to your instructions. If you sign and return a proxy card or appoint the Proxies by internet, but you do not give any voting instructions, then the Proxies will vote your shares “FOR” the election of each of the ten nominees for director named in Proposal 1 below and “FOR” Proposals 2, 3, 4, and 5. If, before the Annual Meeting, any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, your proxy card or internet appointment will give the Proxies discretion to vote your shares for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting other than the election of directors and Proposals 2, 3, 4, and 5 described in this Proxy Statement. If any other matter is properly presented for action by our shareholders, your proxy card or internet appointment will authorize the Proxies to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting.
If you are a record holder of your shares and you do not return a proxy card or appoint the Proxies by internet, the Proxies will not have authority to vote for you and your shares will not be represented or voted at the Annual Meeting unless you attend the meeting in person or validly appoint another person to vote your shares for you.

Revocation of Proxy Cards; How You Can Change Your Vote
Record Holders. If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by internet and later wish to change the voting instructions or revoke the authority you gave the Proxies, you can do so before the Annual Meeting by taking the appropriate action described below.
To change the voting instruction you gave the Proxies:
•you can sign a new proxy card, dated after the date of your original proxy card, which contains your new instructions, and submit it to us so that we receive it before the voting takes place at the Annual Meeting; or
•if you appointed the Proxies by internet, you can go to the same internet website you used to appoint the Proxies (www.proxyvote.com) before 11:59 p.m. Eastern Time on May 18, 2026 (the day before the Annual Meeting), enter your control number (printed on the Internet Notice), and then change your voting instructions.
The Proxies will follow the last voting instructions they receive from you before the Annual Meeting.
To revoke your proxy card or your appointment of the Proxies by internet:
•you can give our Corporate Secretary a written notice, before the voting takes place at the Annual Meeting, that you want to revoke your proxy card or internet appointment; or
•you can attend the Annual Meeting and notify our Corporate Secretary that you want to revoke your proxy card or internet appointment and vote your shares in person. Simply attending the Annual Meeting alone, without notifying our Corporate Secretary, will not revoke your proxy card or internet appointment.
Shares Held in “Street Name.” If your shares are held in “street name” and you want to change the voting instructions you have given to your broker or other nominee, you must follow your broker’s or nominee’s directions.
Expenses of Solicitation
The Company will pay the cost of preparing and assembling this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails and the internet, appointments of proxy may be solicited in person or by telephone by officers, directors, and employees of the Company or its subsidiaries without additional compensation.  The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s voting common stock.
Record Date
The close of business on March 20, 2026, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.  Only those shareholders of record on that date will be eligible to vote on the proposals described herein.
Voting Securities
The voting securities of the Company are the shares of its voting common stock, of which 100,000,000 shares are authorized and 46,239,891 shares were issued and outstanding on March 20, 2026. There were 199 holders of record of the Company’s voting common stock as of such date.
The Company has 1,000,000 shares of authorized preferred stock, of which 100,000 shares of 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) were issued or outstanding on March 20, 2026. The Company has 4,000,000 depositary shares outstanding, with each depositary share representing a 1/40th interest in a share of Series A Preferred Stock. The Series A Preferred Stock and the associated depositary shares are non-voting except in certain limited circumstances and are not entitled to vote at the Annual Meeting.

Voting Procedures; Quorum; Votes Required for Approval
At the Annual Meeting, each shareholder will be entitled to one vote for each share of voting common stock held of record on the Record Date on each matter submitted for voting.
A majority of the shares of the Company’s voting common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.
Assuming a quorum is present; in the case of Proposal 1 below, the ten nominees receiving the greatest number of votes shall be elected.  In the case of Proposals 2, 3, 4, and 5 below, for each proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal.
“Withhold” Votes, Abstentions and Broker Non-Votes
“Withhold” votes, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A broker non-vote occurs when a nominee holding shares in street name for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner.
Under New York Stock Exchange (“NYSE”) rules, Proposal 5, the ratification of the appointment of KPMG LLP to serve as the Company’s independent auditors for 2026, is considered a “routine” matter, which means that brokerage firms may vote in their discretion on this proposal on behalf of clients who have not furnished voting instructions. However, Proposal 1, the election of directors, Proposal 2, the vote to approve the Company’s 2026 Omnibus Stock Incentive Plan, Proposal 3, the vote to approve the Company’s 2026 Employee Stock Purchase Plan, and Proposal 4, the advisory vote on named executive officer (“NEO”) compensation, are all “non-routine” matters under NYSE rules, which means that brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
With respect to Proposal 1, the election of directors, only “for” and “withhold” votes may be cast. Broker non-votes are not considered votes cast for the foregoing purpose and will therefore have no effect on the election of director nominees. “Withhold” votes will also generally have no effect on the election of director nominees.
With respect to Proposal 2, the vote to approve the Company’s 2026 Omnibus Stock Incentive Plan, Proposal 3, the vote to approve the Company’s 2026 Employee Stock Purchase Plan, Proposal 4, the advisory vote on NEO compensation, and Proposal 5, the ratification of the appointment of KPMG LLP to serve as the Company’s independent auditors for 2026, you may vote “for” or “against” these proposals, or you may “abstain” from voting on these proposals. Abstentions are not deemed to constitute “votes cast” and, therefore, do not count either for or against approval of Proposals 2, 3, 4, and 5. Similarly, broker non-votes do not count as “votes cast” and, therefore, do not count either for or against approval of Proposals 2, 3, and 4. As discussed above, because Proposal 5, the ratification of the appointment of KPMG LLP to serve as the Company’s independent auditors for 2026, is considered a “routine” matter, we do not expect any broker non-votes with respect to this proposal.
Beneficial Ownership of Our Common Stock and Depositary Shares
The following table sets forth certain information with respect to the beneficial ownership of our common stock and depositary shares as of January 31, 2026 for:
•each of our named executive officers;
•each of our directors;
•all of our executive officers and directors as a group; and
•each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of voting common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within sixty days of January 31, 2026, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The table below calculates the percentage of beneficial ownership of our common stock based on 46,049,402 shares of voting common stock outstanding as of January 31, 2026 and calculates the percentage of beneficial ownership of our depositary shares based on 4,000,000 depositary shares outstanding as of January 31, 2026. Unless otherwise indicated, the address for each listed shareholder is c/o Live Oak Bancshares, Inc., 1741 Tiburon Drive, Wilmington, North Carolina 28403.

	Common Stock		Depositary Shares

	Shares Beneficially Owned
Name	Number of Shares (1)	%	Number of Shares	%

Directors and Named Executive Officers:
James S. Mahan III (2)	6,619,682	14.4	—	*
William C. Losch III	190,573	*	—	*
Walter J. Phifer	12,872	*	—	*
Renato Derraik	64,424	*	—	*
Mark M. Moroz	8,878	*	—	*
Tonya W. Bradford	6,697	*	—	*
William H. Cameron (3)	221,918	*	—	*
David G. Lucht (4)	15,677	*	4,000	*
Jeffrey W. Lunsford	10,750	*	—	*
Patrick T. McHenry	—	*	—	*
Miltom E. Petty	127,893	*	—	*
Neil L. Underwood (5)	1,538,132	3.3	—	*
Yousef A. Valine (6)	8,955	*	—	*
William L. Williams III (7)	1,343,286	2.9	—	*
All directors and executive officers as a group (19 persons) (8)	10,328,280	22.4	4,000	*

Greater than 5% Shareholders:

T. Rowe Price Investment Management, Inc. (9) 101 E. Pratt Street Baltimore, Maryland 21201	6,456,789	14.0	—	*

The Vanguard Group (10) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,509,008	5.5	—	*

BlackRock, Inc. (11) 50 Hudson Yards New York, New York 10001	2,887,100	6.3	—	*

*Represents beneficial ownership of less than one percent.
(1)Included in the beneficial ownership tabulations are options to purchase 6,160 shares of voting common stock held by Mr. Phifer.  These options are capable of being exercised within sixty days of January 31, 2026 and therefore are deemed to be owned by the holder under the beneficial ownership rules of the SEC.

(2)Includes 3,067,844 shares held by the James S. Mahan III Revocable Trust, which shares are pledged as security for personal loans, and 127,167 shares held by the 2021 Peggy Mahan Family Trust; also includes shared voting rights on 3,032,547 shares held by the Marguerite D. Mahan Revocable Trust, which shares are pledged as security for personal loans, on 127,167 shares held by the 2021 Chip Mahan Family and Charitable Trust, on 124,807 shares held by The Salt Water Fund, a nonprofit corporation for which Mr. Mahan serves as a director and officer, and on 140,150 shares held by Peapod II, LLC. The 6,100,391 shares serve as collateral in connection with a personal line of credit. As of January 31, 2026, Mr. Mahan’s line of credit had an outstanding balance of $25,894,657, which was equal to the maximum available credit limit.
(3)Includes 470 shares held by the GST-Exempt Trust for William H. Cameron and 221,448 shares held by the William H. Cameron Revocable Trust; excludes 55,172 shares held by the Mary Jo Cameron Revocable Trust for which Mr. Cameron disclaims beneficial ownership.
(4)Includes 8,350 shares of common stock that Mr. Lucht jointly owns with his spouse, with whom he shares voting and investment power.
(5)Includes 1,367,491 shares held by the Neil L. Underwood Revocable Trust, which shares are pledged as security for personal loans; also includes shared voting rights on 50,000 shares held by the Linda D. Underwood Revocable Trust, and 120,641 shares held by the Linda D. Underwood Spousal Gift Trust. The 1,367,491 shares serve as collateral in connection with a personal line of credit. As of January 31, 2026, Mr. Underwood’s line of credit had an outstanding balance of $1,817,865.
(6)Includes 1,500 shares held by the Valine Revocable Living Trust.
(7)Includes 1,139,326 shares held by the William L. Williams III Revocable Trust, of which 392,100 and 455,000 shares are pledged as collateral in connection with personal lines of credit, with $2,000,000 and $6,894,160, respectively, outstanding under each line of credit as of January 31, 2026; also includes shared voting rights on 14,110 shares held by SPoint-ILM, LLC, and on 137,025 shares held by the Elizabeth L. Williams Family Trust.
(8)Includes the beneficial ownership of five additional executive officers not listed in the table.
(9)A Schedule 13G/A filed on November 14, 2024, by T. Rowe Price Investment Management, Inc. reported aggregate beneficial ownership of 6,456,789 shares of voting common stock as of September 30, 2024, with sole voting power over 6,431,680 shares and sole dispositive power over 6,456,789 shares. T. Rowe Price Investment Management, Inc. is the investment adviser of T. Rowe Price Small-Cap Value Fund, which has an interest in 2,453,373 shares.
(10)A Schedule 13G/A filed on February 13, 2024, by The Vanguard Group reported beneficial ownership of 2,509,008 shares of voting common stock as of December 31, 2023, with shared voting power over 22,731 shares, sole dispositive power over 2,451,314 shares, and shared dispositive power over 57,694 shares.
(11)A Schedule 13G/A filed on January 29, 2024, by BlackRock, Inc. reported beneficial ownership of 2,887,100 shares of voting common stock as of December 31, 2023, with sole voting power over 2,818,585 shares, and sole dispositive power over 2,887,100 shares.
Except as indicated in footnotes to the table above, we believe that the shareholders named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such shareholders.
Insider Trading Policy, Anti-Hedging Policy and Pledges of Shares of Common Stock
The Company’s Insider Trading Policy governs the purchase, sale, and other dispositions of the Company’s securities by our officers, directors, and employees. The Company does not transact in its own securities if it is aware of material nonpublic information about the Company. We believe the policy is reasonably designed to promote compliance with insider trading laws, rules, regulations, and listing standards applicable to the Company.
The Company’s Insider Trading Policy prohibits all employees and directors from entering into hedging transactions with respect to any Company securities including our common stock, including any transactions in puts, calls, or other derivative securities (other than receipt or exercise of an employee stock option granted by the Company).
With respect to the pledging of shares, the Audit Committee has carefully considered potential risks related to the pledging of shares of the Company’s voting common stock by executive officers and directors. The Audit Committee recognizes that a significant portion of the wealth of many of our executive officers and directors resides in their ownership of shares of the Company’s voting common stock, and that each individual’s financial situation is unique. The Audit Committee also recognizes that pledging arrangements provide liquidity to insiders who have been long-term shareholders and that typically the only alternative liquidity arrangement would be sales of the shares. The Company’s Insider Trading Policy does not prohibit the pledging of shares of the Company’s voting common stock. However, the Insider Trading Policy requires directors and executive officers to consult with the General Counsel prior to pledging any shares of the Company’s voting common stock, and report details of any pledged securities to the Company’s Audit Committee on a quarterly basis. Lenders extending credit secured by shares of our common stock that are owned by directors or officers typically require a minimum collateral value equal to at least twice the amount of credit extended at any given time, and in some cases the lender imposes more stringent collateral requirements. The Audit Committee has reviewed and discussed existing arrangements as well as general considerations around current and future arrangements. The Audit Committee considered and discussed potential restrictions on pledging arrangements, including collateral support requirements or limits on the amount of shares pledged. As of the date of this Proxy Statement, the Audit Committee has determined not to impose any additional restrictions on pledging arrangements or to make other substantive changes to the Company’s policies.
A copy of the Company’s Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

PROPOSAL 1:  ELECTION OF DIRECTORS
The Board of Directors has set the number of directors of the Company at ten and recommends that shareholders vote for the nominees listed below, each for a term of one year.

Name and Age	Position(s) Held	Director Since (1)	Principal Occupation and Business Experience During the Past Five Years

Tonya W. Bradford (61)	Director	2020	Associate Professor of Marketing at the University of California, Irvine.

William H. Cameron (72)	Director	2013	President, Cameron Management, Inc., an investment management company focusing on real estate development, brokerage, and property management.

David G. Lucht (69)	Director	2008 (2)	Retired Executive Vice President of Credit of the Bank.

Jeffrey W. Lunsford (60)	Director	2025 (3)	Chief Executive Officer of Tealium, Inc., a customer data platform provider.

James S. Mahan III (74)	Chairman and CEO	2008	Chairman and Chief Executive Officer of the Company and the Bank.

Patrick T. McHenry (50)	Director	2025 (4)
Senior Advisor with Lazard, Inc. Previously, Mr. McHenry served for twenty years across ten terms in the US House of Representatives as the Congressman for North Carolina's 10th Congressional District.

Miltom E. Petty (74)	Director	2010	Former Executive Vice President of Carolina Hosiery Mills, Inc., a privately held manufacturing and real estate development company, and previously served as the Chief Financial Officer for 45 years.

Neil L. Underwood (56)	Director	2008	Former President of the Company; General partner and co-founder of Canapi Ventures, a series of funds focused on providing venture capital to new and emerging financial technology companies.

Yousef A. Valine (66)	Director	2022	Financial services executive with over 40 years of experience across a broad range of areas, including credit, operations, regulatory relations, governance, information technology, treasury services, mergers and acquisitions, and risk management.

William L. Williams III (74)	Vice Chairman and EVP	2008	Executive Vice President and Vice Chairman of the Company and the Bank.

(1)The year first elected indicates the year in which each individual was first elected a director of the Company or the Bank and does not reflect any break(s) in tenure.
(2)Mr. Lucht was previously a member of our Board of Directors from 2008 until 2017 and was re-appointed effective February 23, 2021.
(3)Mr. Lunsford was appointed as a member of our Board of Directors effective August 12, 2025.
(4)Mr. McHenry was appointed as a member of our Board of Directors effective May 21, 2025.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR OF THE COMPANY FOR A TERM OF ONE YEAR.

Qualifications of Directors

Tonya W. Bradford.  Dr. Bradford was appointed as a member of our Board of Directors in September 2020 and serves on the Risk and Compensation Committees. Dr. Bradford is a professor of marketing at the University of California, Irvine where she conducts research regarding rituals, communities and identity across phenomenon including gifting (e.g., registry, organ, charitable), relationships with money, communities (e.g., tailgating and support), acculturation, and brand loyalty. Dr. Bradford graduated with a Bachelor of Arts degree in Anthropology from Northwestern University, a Masters in Business Administration from the Kellogg School of Management, Northwestern University, and a doctoral degree in Marketing from Northwestern University. Her research is published in premier journals, including the Journal of Consumer Research, the Journal of Marketing, the Journal of the Academy of Marketing Science, the Journal of Retailing, the Journal of Business Research, the Journal of Interactive Marketing, and Research in Consumer Behavior. Dr. Bradford serves as associate editor for Journal of Retailing and Journal of Public Policy & Marketing, the Journal of the Academy of Marketing Science, Journal of Consumer Research, and the Journal of Marketing. Dr. Bradford currently serves on the board of directors of Tealium, Inc. Prior to joining the University of California, Dr. Bradford worked domestically and abroad in financial services including Charles Schwab & Company, Gemini Consulting (now Ernst & Young), and S1 Corporation. We believe Dr. Bradford’s depth of executive and academic experience, including marketing expertise, qualify her to serve on our Board of Directors.

William H. Cameron.  Mr. Cameron has served on our Board of Directors since November 2013 and chairs the Compensation Committee and serves on the Audit Committee. Mr. Cameron has extensive prior experience as a director of a financial institution, having served as a founding director of Port City Capital Bank and as a director of Crescent Financial Corporation and Crescent State Bank following its acquisition of Port City Capital Bank in 2006. Mr. Cameron has extensive executive experience in corporate and real estate finance, real estate development, and private equity. He has been President of Cameron Management, Inc. since 2000 and has held leadership positions in a number of businesses over the last 30 years. Mr. Cameron served as Chief Operating Officer of Atlantic Telecasting Corporation, the NBC television affiliate in Wilmington, North Carolina. Mr. Cameron holds a B.S. in Business Administration and a Juris Doctor degree from the University of North Carolina at Chapel Hill. He has successfully completed the North Carolina Bank Directors’ College and has participated in numerous Advanced Bank Directors’ College programs. As an active business, civic and charitable leader, Mr. Cameron serves on the board of the Dan Cameron Family Foundation, Inc. and the New Hanover Community Endowment. He is president of the Dan Cameron Family Foundation, Inc., which has made significant contributions to the economic and cultural development of the Wilmington area. We believe Mr. Cameron’s prior experience as a director of two FDIC-insured financial institutions over a period of 16 years brings to our board critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance and qualifies him to serve as one of our directors.

David G. Lucht.  Mr. Lucht was most recently appointed as a member of our Board of Directors in February 2021. Mr. Lucht serves on the Risk, Compensation, and Nominating and Corporate Governance Committees. He is a founding member of the executive management team and previously served on the Board of Directors from 2008 to 2017. He served in several roles at Live Oak Bank including as President, Chief Risk Officer, Chief Lending Officer and Chief Credit Officer. After retiring from the Board in November 2017, Mr. Lucht continued to serve in several roles with the Bank most recently as Executive Vice President of Credit until his retirement from employment in December 2020. Before joining the Bank’s predecessor in May of 2007, Mr. Lucht held executive positions with several different banking institutions, including Chief Credit Officer and Executive Vice President for First Merit Bank, Akron, Ohio, where he was responsible for leading a turnaround in credit culture and performance of the $10.5 billion bank. Prior to First Merit, Mr. Lucht served as Senior Credit Officer of National City Bank, Cleveland, Ohio. A native of Ohio, Mr. Lucht began his banking career with National City Bank in 1985 after graduating from Kent State University with his Masters in Business Administration. He obtained his undergraduate Bachelor of Science degree in Marketing at Miami University in Ohio. Mr. Lucht helped design the Bank’s approach to the identification and management of credit risk. He has helped to positively shape the corporate culture of the Company since inception, and his leadership and executive management experience, which has contributed to our success to date, qualifies him to serve as a member of our Board of Directors.

Jeffrey W. Lunsford.  Mr. Lunsford joined as a member of our Board of Directors in August 2025. Mr. Lunsford currently serves as the Chief Executive Officer of Tealium, Inc., a leading customer data platform provider. Mr. Lunsford has more than three decades of experience as a technology and internet executive and leader. Prior to joining Tealium, Mr. Lunsford served as President, CEO, and Chairman of Limelight Networks, a global leader in digital content delivery, where he led the company through its initial public offering in 2007 and scaled its operations globally. From 2003 to 2006, Mr. Lunsford served as the CEO of WebSideStory, a SaaS-based web analytics pioneer that went public in 2004 and is now part of Adobe Systems. Earlier in his career, Mr. Lunsford served as the CEO of TogetherSoft, a software development tools company acquired by Borland Software, where he successfully integrated operations post-acquisition. In addition to his executive roles, Mr. Lunsford currently serves as Chairman of the board of directors of DefenseStorm, Inc., a cybersecurity solutions provider for financial institutions, and formerly served as chairman of the board of directors of nCino, Inc., a leading cloud banking company. A former naval aviator, he received a Bachelor of Science Degree in Information and Computer Sciences from the Georgia Institute of Technology. We believe Mr. Lunsford’s extensive executive leadership experience in the technology sector and familiarity with financial institutions qualifies him to serve on our Board of Directors.

James S. Mahan III.  Mr. Mahan is the Company’s founder, Chief Executive Officer, and Chairman of the Board of Directors. Mr. Mahan is also a managing partner and co-founder of Canapi Ventures, a series of funds focused on providing venture capital to new and emerging financial technology companies. Mr. Mahan currently serves on the board of directors for DefenseStorm, Inc., a cloud-based cybersecurity firm, and Savana Inc., a cloud-native solution that provides digital delivery of banking and customer service processes for financial institutions. Mr. Mahan is also a co-founder of nCino, Inc., a cloud-based banking software built on the Salesforce platform, Finxact, Inc., the cloud-native core-as-a-service platform, and Payrailz, Inc., a digital payment company. Prior to starting Live Oak Bank, Mr. Mahan was the Chief Executive Officer and Chairman for S1 Corporation and founder of Security First Network Bank, the world’s first Internet bank. Under his leadership, S1 Corporation grew to become a $234 million software and services provider in only six years, averaging more than 200 percent growth year over year. At its peak, S1 had a market capitalization of over $6 billion. During his term as Chief Executive Officer, Mr. Mahan was ranked as one of the 10 Most Influential Personalities in Financial Services by FutureBanker magazine. Prior to founding Security First Network Bank and S1 Corporation, Mr. Mahan launched Cardinal Bancshares, where he served as Chairman and Chief Executive Officer. Mr. Mahan built Cardinal into an institution with approximately $675 million in total assets and took the company public in 1992. Before launching Cardinal, Mr. Mahan spent several years with Citizens Union National Bank & Trust Co., serving as President, Chief Operating Officer and Vice Chairman and becoming Chairman and Chief Executive Officer in 1984. In 1986, Mr. Mahan formed an investment group that purchased Citizens Union and subsequently sold it to BankOne Corp. of Columbus, Ohio. Mr. Mahan began his career in 1973 at Wachovia Bank & Trust Co. in Winston-Salem, NC, after graduating with a bachelor’s degree in economics from Washington & Lee University in Lexington, Virginia. As the Company’s founder, Chief Executive Officer and Chairman, Mr. Mahan brings valuable perspective and experience which qualifies him to serve as a member of the Board of Directors.

Patrick T. McHenry. Mr. McHenry joined as a member of our Board of Directors in May 2025. Mr. McHenry currently serves as a Senior Advisor with Lazard, Inc. Previously, Mr. McHenry served for twenty years across ten terms in the US House of Representatives as the Congressman for North Carolina's 10th Congressional District. Throughout his time in Congress, Mr. McHenry was a member of the House Financial Services Committee, including serving as its lead Republican member and Chairman from 2018 to 2024. During his time leading the committee, Mr. McHenry drove a robust legislative agenda focused on cryptocurrency, capital formation, artificial intelligence, fintech, data privacy, and corporate governance issues, among other topics. In addition to guiding the House Financial Services Committee, McHenry led the House of Representatives in October 2023, serving as the first ever Speaker Pro Tempore following the ouster of former Speaker Kevin McCarthy. During that time McHenry led the institution and worked to preserve the powers of the Speakership while also helping drive House Republicans towards consensus on a new Speaker. McHenry also served as one of House Republicans’ lead negotiators in the spring of 2023 as they worked with the Biden Administration to pass the Fiscal Responsibility Act, a legislative package that achieved historic spending cuts and an increase in the debt ceiling, avoiding a catastrophic default. McHenry is a native of Gastonia, NC and a graduate of Belmont Abbey College. We believe Mr. McHenry’s depth of experience in banking and financial services qualifies him to serve on our Board of Directors.

Miltom E. Petty.  Mr. Petty has served as a member of our Board of Directors since August 2010. He serves on our Audit and Nominating and Corporate Governance Committees. In 2025, Mr. Petty retired from his role as Executive Vice President of Carolina Hosiery Mills, Inc., a privately held manufacturing and real estate development company, and previously served as the Chief Financial Officer for 45 years. Since August 2013, Mr. Petty has served as a director of Trust Company of the South. Mr. Petty graduated with a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill. He has held an active CPA license from the State of North Carolina for over 50 years. We believe Mr. Petty’s experience serving as the Chief Financial Officer and Executive Vice President of Carolina Hosiery Mills, Inc., including his familiarity with accounting standards and ability to serve as our Audit Committee financial expert, brings important skills and qualifies him to serve on our Board of Directors.

Neil L. Underwood.  Mr. Underwood is a cofounder and has served as a member of our Board of Directors since 2008. Mr. Underwood previously served as President until November 2023, and currently serves as cofounder and General Partner of Canapi Ventures, a strategic fintech venture fund. While at Live Oak, Mr. Underwood cofounded nCino Inc. (Nasdaq:NCNO), a cloud-based bank operating system now serving over 1,000 financial institutions globally. Mr. Underwood also cofounded Live Oak Ventures, Inc., a subsidiary of Live Oak Bancshares Inc., where he helped incubate companies focused on digital bank transformation, including Finxact Inc., Payrailz, LLC, DefenseStorm, Inc. and Greenlight Financial Technologies, Inc. In 2017, Mr. Underwood cofounded Apiture, Inc., a joint venture between Live Oak Bank and First Data Corporation, serving as a cloud-native omni-channel onboarding and servicing platform. Mr. Underwood currently serves on the boards of Greenlight Financial Technologies, Inc., ModernFI, Inc., Island Technology, Inc., Notarize, Inc. (Proof), Asset Class Limited, Anatomy Financial, Inc., Cascading AI, Inc. (Casca), Posh Technologies, Inc., Digital First Holdings, LLC (Candescent), and the Camp Schreiber Foundation. He previously served on the boards of nCino Inc., Apiture Inc., DefenseStorm Inc., Payrailz, LLC, Finxact, Inc. and Blend Labs, Inc. A native of Miami, Florida, he holds a Bachelor of Science in Industrial Engineering from the Georgia Institute of Technology. Mr. Underwood’s experience in the technology sector, coupled with a talented approach to management and resource utilization, makes him well suited to serve as a member of our Board of Directors.

Yousef A. Valine. Mr. Valine was appointed as a member of our Board of Directors in September 2022. He chairs the Audit Committee and serves on the Risk Committee and Nominating and Corporate Governance Committee. He has over 40 years of broad experience in financial services, which include 24 years at Wachovia and 13 years at First Horizon Corporation. Mr. Valine’s leadership and expertise spans all aspects of credit, market and operational risk management, regulatory relations, management and board governance, Community Reinvestment and Bank Secrecy Acts, operations, information technology, treasury services, finance and mergers, and acquisitions. He has served as Chief Operating Officer, Chief Risk Officer, and Merger Executive at First Horizon. Prior to joining First Horizon, Mr. Valine held progressively senior roles at Wachovia, including Chief Operating Officer of the Risk Management Division. We believe Mr. Valine’s depth of executive experience in banking and financial services, including risk management, qualify him to serve on our Board of Directors.

William L. Williams III.  Mr. Williams is the Vice Chairman of our Board of Directors and one of the original founders of the Bank. He currently serves as Executive Vice President of the Company and the Bank. Prior to starting at Live Oak, Mr. Williams spent 19 years in corporate banking at Wachovia Bank & Trust Co. and worked for 14 years at Vine Street Financial doing SBA lending. Mr. Williams began his banking career in 1973 at Wachovia, where he worked with Wachovia Services, Inc, then Wachovia Regional Corporate Lending, calling on and lending to mid-market regional companies. In 1987, he relocated to Wilmington, North Carolina, where he managed the Wachovia Corporate Lending group for the three-county area of Southeastern North Carolina. In 1992, he re-joined Mr. Mahan at Cardinal Bancshares as they began Vine Street Financial, a niche SBA lending division of Vine Street Trust Company. Mr. Williams held several positions within this group including President and Senior SBA lender. Through a series of mergers/acquisitions, Vine Street Financial became a division of BB&T, where Mr. Williams served as a senior SBA lender, resigning in May of 2007 to found Live Oak Bank’s predecessor. Mr. Williams currently serves on the Board of Trustees for Elon University. Mr. Williams graduated in 1973 from the University of North Carolina at Chapel Hill with a B.S. degree in Business Administration. Mr. Williams’ over 50 years of corporate banking experience, including deep experience in the SBA lending sector and his involvement as a founder and organizer of our Company, make him uniquely qualified to serve as Vice Chairman of our Board of Directors.

CORPORATE GOVERNANCE
Board Leadership Structure
Our Board of Directors (the “Board”) has a chairman whose duties are described in our Bylaws, and it performs its oversight role through various committees. The Board may select any of its members as its Chairman and has no formal policy as to whether our Chief Executive Officer (“CEO”) will serve as Chairman or whether any other director, including a non-employee or independent director, may be elected to serve as Chairman. At present, the positions of Chairman and CEO are both held by James S. Mahan III.  The Board believes that the Company’s CEO is best situated to serve as Chairman because of his familiarity with the Company’s business and because he is the most capable of effectively identifying strategic opportunities and leading the execution of our business strategy. The Board has not appointed a lead independent director at this time.
Board’s Role in Risk Management
Risk is inherent in any business, and, as is the case with other management functions, our senior management has primary responsibility for managing the risks we face, including development of controls and processes to identify, assess, and monitor risks. However, as a financial institution, our business involves financial risks that do not exist, or that are more extensive than the risks that exist, in some other types of businesses. We are subject to extensive regulation that requires us to assess and manage those risks, and during their periodic examinations our regulators assess our performance in that regard. As a result, the Board is actively involved in overseeing our risk management programs. The Board seeks to integrate risk management with the Company’s overall business strategy and corporate culture.
The Board administers its oversight function primarily through committees, which may be established as separate or joint committees of the boards of the Company and/or the Bank. Those committees include our Audit Committee, Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The role of each committee and its risk oversight responsibilities is described under the heading “Committees of the Board of Directors.”
The Board and its committees review and approve policies to address and mitigate significant risks facing the Company, including credit risk, interest rate risk, liquidity risk, operational risk, compliance risk, and strategic risk, among others. The Board also regularly receives reports from the Company’s risk management and internal audit departments, as well as third parties the Company engages to assist in its risk management processes.
We believe the Board’s involvement in our risk management results in Board committees that are more active than those of corporations that are not financial institutions or that are not regulated as extensively as financial institutions. We believe this committee activity enhances our Board’s effectiveness and leadership structure by providing opportunities for non-employee directors to become familiar with the Bank’s critical operations and actively involved in the Board’s oversight role with respect to risk management, as well as its other oversight functions.
Management Succession Planning
In addition to overseeing the overall performance of our management, our Board of Directors also oversees management succession planning.  The Company has a formal Management Succession Policy, which would be implemented in the event of an unplanned absence affecting a key management position of the Company or the Bank, including that of our Chief Executive Officer.  The Company’s Management Succession Policy is reviewed and evaluated by the Board of Directors at least once per calendar year.

Cybersecurity
We maintain a cybersecurity risk management program that is designed to enable us to assess, identify, and manage risk associated with cybersecurity threats. Assessing, identifying, and managing cybersecurity risks is integrated into our overall risk management framework. Our information security team works closely with stakeholders across technology, legal, risk, and business units to implement and monitor controls.
Managing cybersecurity risk is a key focus for the Board of Directors and management. We provide our employees with quarterly information security training. The Company seeks to ensure effective governance in managing risks associated with cybersecurity threats. The Risk Committee is responsible for the oversight of risks from cybersecurity threats. Where appropriate, strategic risk management decisions are escalated to the Risk Committee, and the Risk Committee receives periodic reports on cybersecurity matters from management.
The Bank’s Interim Information Security Officer (“Interim ISO”), supported by two Interim Deputy Chief Information Security Officers (“Interim Deputy CISOs”), and a standing management Information Security Committee monitor, measure, and report key indicators, risk assessments, and security measures to the management Corporate Risk Committee. The Interim ISO, together with the Interim Deputy CISOs, in conjunction with the Corporate Risk Committee, makes quarterly reports to the Risk Committee of the Board. This quarterly reporting may include, but is not limited to, key metrics and risk indicators, penetration test results, risk assessment results, status of ongoing initiatives, incident and notable event reports, compliance with regulatory standards, and operational issues.
The Interim ISO, together with the Interim Deputy CISOs, periodically informs the Information Security Committee, Corporate Risk Committee, and the Board Risk Committee of cybersecurity risks and incidents. This enables the highest level of management to be kept abreast of the Company’s cybersecurity posture and potential risks facing the Company. Furthermore, significant cybersecurity matters are escalated to the Board Risk Committee, where appropriate.
The Company engages a third party to audit its information technology function, which includes an assessment of the Company’s cybersecurity efforts. The Company also maintains cybersecurity insurance; however, the costs related to cybersecurity threats or disruptions may not be fully insured. Additionally, the Company engages third parties to perform penetration tests on an annual basis. The Company also periodically engages third parties for assessments of specific products, services, or applications. The Company leverages various software and service providers that assist with various services, including monitoring internal systems and third-party suppliers. The Company also receives periodic threat intelligence reports from vendors, peers, and industry information sharing and analysis centers. The Company maintains a relationship with a leading incident response firm to assist the Company in responding to cybersecurity incidents, if appropriate.
Code of Ethics and Conflict of Interest Policy
The Board of Directors has adopted a Code of Ethics and Conflict of Interest Policy which applies to our directors and executive officers, and, among other things, is intended to promote:
•honest and ethical conduct;
•ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications we make;
•compliance with laws, rules and regulations;
•prompt internal reporting of violations of the Code of Ethics and Conflict of Interest Policy to the Audit Committee; and
•accountability for adherence to the Code of Ethics and Conflict of Interest Policy.

A copy of the Code of Ethics and Conflict of Interest Policy is posted in the investor relations section of the Company’s website at www.liveoak.bank.

Corporate Governance Guidelines
The Company maintains Corporate Governance Guidelines, which are posted in the investor relations section of the Company’s website at www.liveoak.bank.
Director Independence
With the exception of Messrs. Mahan, Underwood, and Williams, each member of the Company’s Board of Directors is “independent” as defined by NYSE listing standards and the regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).  In making this determination, the Board considered certain transactions with directors.  All such transactions were conducted at arm’s length upon terms no less favorable than those that would be available from an independent third party. The Board recognizes the importance of strong independent oversight and continues to evaluate its composition and governance practices in light of evolving expectations and best practices. As part of its ongoing refreshment efforts, the Board is actively engaged in identifying potential director candidates who can further strengthen its broad range of experience and independent oversight.
Director Relationships
None of our director nominees is a director or nominee of a corporation with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any corporation registered as an investment company under the Investment Company Act of 1940.
There are no family relationships among the Company’s directors and executive officers.
Selection of Nominees for the Board of Directors
The Nominating and Corporate Governance Committee of our Board of Directors has the responsibility for recommending which directors should stand for re-election to the Board and the selection of new directors to serve on the Board. The committee has formulated the following qualifications for director candidates:
•having a basic knowledge of the banking industry, the financial regulatory system, and the laws and regulations that govern the operation of the Company;
•a willingness to put the interests of the Company ahead of personal interests;
•exercising independent judgment and actively participating in decision making;
•having an inquiring and independent mind, practical wisdom, and sound judgment;
•a willingness to avoid conflicts of interest;
•having a background, knowledge, and experience in business or another discipline to facilitate oversight of the Bank;
•a willingness and ability to commit the time necessary to prepare for and regularly attend Board and committee meetings; and
•equity ownership in the Company.
The committee also considers diversity of experience in selecting candidates for director.
The Company’s Bylaws permit any shareholder of record to nominate candidates for director. Shareholders wishing to nominate a candidate for director must deliver a written nomination to our Corporate

Secretary not less than 120 days prior to the meeting of shareholders at which time nominees will be considered for election to the Board of Directors. The shareholder making such nomination must also submit a detailed resume of the nominee, stating the reasons why such person would be qualified to serve on the Board of Directors and the written consent of the nominee that if elected, such nominee would serve as a member of the Board of Directors. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s “universal proxy” rules, shareholders who intend to solicit proxies in support of director nominees must include the additional information required by SEC Rule 14a-19(b).

Board Composition and Qualifications
The Company is committed to fostering a broad range of perspectives, experiences, and backgrounds at all levels, including the Board of Directors, recognizing that a well-composed Board enhances decision-making and company performance.  The Nominating and Corporate Governance Committee has responsibility for recommending which nominees should stand for election to the Board of Directors each year, and the committee considers a range of factors in selecting nominees for director, including skills, leadership experience, industry expertise, and the ability to contribute diverse perspectives and backgrounds. As part of this commitment, the Nominating and Corporate Governance Committee considers a variety of attributes, including professional and personal experiences.
Board Skills and Experience

The Company’s Board of Directors has a mix of skills and experience that we believe are relevant to our long-term strategy and success. Members of our Board of Directors are leaders in their respective fields and bring a broad range of perspectives, experiences, and tenure to the organization.

Board Skills Matrix (As of March 20, 2026)

Accounting/Financial Reporting	Banking and Financial Services	Compensation and Benefits
2 out of 10 directors	10 out of 10 directors	4 out of 10 directors

Cybersecurity	Digital Innovation and FinTech	Marketing
3 out of 10 directors	4 out of 10 directors	3 out of 10 directors

Meetings of the Board of Directors
There were eight meetings of the Board of Directors during 2025.  All of our incumbent directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which he or she served during 2025.  Although we do not have a formal written policy with respect to directors’ attendance at our Annual Meeting, we generally encourage all directors to attend.  All of our incumbent directors who were on the Board of Directors at that time attended our last Annual Meeting in May 2025.

Executive Sessions of Independent Directors

Our independent directors meet in executive sessions. There is no formal process for determining the presiding director of these sessions. The committee chairs generally control the portions of the executive sessions applicable to their committees.
Committees of the Board of Directors
Our Board of Directors has the authority to appoint committees to perform certain management and administrative functions. Our Board of Directors has four permanent committees: the Audit Committee, the Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees operates under a written charter approved by the Board that sets out the committee’s duties and responsibilities. We believe that each member of these committees is an “independent director” as that term is defined by NYSE listing standards. Copies of the charters of each of these committees are posted in the investor relations section of the Company’s website at www.liveoak.bank.
In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.
Information about each of the permanent committees of the Board follows:
Audit Committee. The current members of the Audit Committee are William H. Cameron; Miltom E. Petty; and Yousef A. Valine, Chair. The Audit Committee met seventeen times during 2025. The Audit Committee is responsible for the following, among other things:
•selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements;
•setting the compensation of, overseeing the work done by and terminating, if necessary, the Company’s independent auditors;
•selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;
•approving all audit engagement fees and terms;
•pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms;
•establishing policies and procedures for the pre-approval of permitted services by the Company’s independent auditors and other registered public accounting firms on an ongoing basis;
•annually evaluating the qualifications, performance, and independence of the Company’s independent auditors;
•reviewing and discussing with the Company’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the auditors’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit;
•reviewing and discussing with the Company’s independent auditors (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management;

•reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies;
•reviewing and discussing with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes) and the form of audit opinion to be issued by the auditors on the financial statements;
•selecting and retaining services of internal audit providers, if outsourced, and conducting annual performance reviews of in-house internal audit providers;
•reviewing and discussing with management and the Company’s independent auditors the Company’s earnings press releases;
•establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;
•reviewing, approving, and overseeing any transactions with related persons that are required to be disclosed under SEC regulations (other than compensation arrangements reviewed and approved by the Compensation Committee or appropriate subcommittee) (see “Certain Relationships and Related Person Transactions”); and
•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s Bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.
The Board of Directors has determined that Mr. Petty and Mr. Valine are “audit committee financial experts” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.
Risk Committee. The current members of the Risk Committee are Tonya W. Bradford; David G. Lucht, Chair; and Yousef A. Valine. The Risk Committee met six times in 2025. The Risk Committee is responsible for the following, among other things:
•approving the Company’s risk management framework and periodically reviewing and evaluating the adequacy and effectiveness of such framework;
•approving a statement or statements defining the Company’s risk appetite, monitoring the Company’s risk profile and providing input to management regarding the Company’s risk appetite and risk profile;
•receiving from members of management, and other officers or employees as appropriate, periodic reports on, and reviews of, the Company’s risk management framework and risk management programs and their results;
•discussing with management the Company’s major risk exposures and reviewing the steps management has taken to identify, monitor and control such exposures;

•overseeing management’s implementation and management of, and conformance with, the Company’s significant risk management policies, procedures, limits, and tolerances;

•reviewing the adequacy of the Company’s risk management function and ensuring that senior-level risk management officers have sufficient stature, authority, seniority, and resources to carry out their responsibilities;

•reviewing and overseeing the Company’s policies, procedures, and programs designed to promote and maintain legal and regulatory compliance; and

•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s Bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.

Compensation Committee. The current members of the Compensation Committee are Tonya W. Bradford; William H. Cameron, Chair; and David G. Lucht. The Compensation Committee met five times during 2025.  The Compensation Committee is responsible for the following, among other things:
•reviewing and approving annually the corporate goals and objectives applicable to the compensation of the CEO, evaluating at least annually the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s compensation level based on this evaluation;
•reviewing and approving the compensation of all other executive officers;
•reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the shareholders of the Company, which includes the ability to adopt, amend and terminate such plans;
•administering the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan;

•reviewing, approving, and administering policies with respect to the recovery of incentive-based compensation, including monitoring and overseeing compliance with the requirements of applicable SEC regulations and NYSE listing standards;
•reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;
•reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;
•reviewing and recommending to the Board for approval the frequency with which the Company will conduct shareholder advisory votes on executive compensation;
•reviewing and approving the proposals regarding the shareholder advisory votes on executive compensation and the frequency of the shareholder advisory votes on executive compensation to be included in the Company’s Proxy Statement;
•reviewing director compensation for service on the Board and Board committees at least once a year and recommending any changes to the Board;

•reviewing and approving compensation disclosures required by the rules of the SEC to be included in the Company’s Annual Report on Form 10-K or Proxy Statement; and
•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s Bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.
Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are David G. Lucht, Chair; Miltom E. Petty; and Yousef A. Valine. The Nominating and Corporate Governance Committee met four times during 2025.  The Nominating and Corporate Governance Committee is responsible for the following, among other things:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing criteria to be considered in selecting nominees for director (the “Director Criteria”);
•identifying and screening individuals qualified to become members of the Board, consistent with the Director Criteria;
•recommending to the Board the nominees to be submitted to a shareholder vote at the Annual Meeting;
•if a vacancy on the Board occurs, identifying, selecting and recommending to the Board candidates to fill such vacancy either by election by shareholders or appointment by the Board;
•developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair his or her independence;
•reviewing and approving the disclosures regarding corporate governance, the operations of the committee and director independence required by the rules of the SEC to be included in the Company’s Annual Report on Form 10-K or Proxy Statement; and
•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s Bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.
Compensation Committee Interlocks and Insider Participation
With the exception of Mr. Lucht, none of the current members of our compensation committee is or has been an officer or employee of our Company.  Mr. Lucht previously served in several roles at the Bank. He retired as the Bank’s Executive Vice President of Credit in December 2020. None of our executive officers currently serve, or in the past year has served, as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) or as a director of any entity that has one or more executive officers serving on our compensation committee or our Board of Directors.
Executive Compensation Clawback Policy
The Board has adopted a Clawback Policy intended to comply with the final clawback rules adopted by the SEC pursuant to Section 10D and Rule 10D-1 of the Exchange Act, and the related NYSE listing requirements (together, the “Final Clawback Rules”). The Clawback Policy requires the Company to recover reasonably promptly any erroneously awarded incentive-based compensation received by current and former executive officers (as defined in the Clawback Policy) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from current or former executive officers erroneously awarded incentive-based compensation received within a look-back period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement. The policy applies to incentive compensation received by covered executive officers on or after October 2, 2023. A copy of the policy was filed as Exhibit 97 to our Annual Report on Form 10-K, filed with the SEC on February 26, 2026.
In the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024, filed with the SEC on November 17, 2025 (the “Form 10-K/A”), the Company restated its Consolidated Financial Statements in order to restate the Statements of Cash Flows. This restatement was due to an error in the classification of cash flows between operating and investing activities associated with the proceeds received from the sale of loan participations and the related supplemental disclosures of non-cash operating, investing and financing activities related to these loans. In connection with the Form 10-K/A, the Company considered whether the error and the resulting restatement required recovery of incentive-based compensation under the Clawback Policy. The Company concluded that no incentive compensation was paid based on the information that was the subject of the restatement, and that no recovery of incentive-based compensation was required.
Indebtedness of and Transactions with Management
The Bank and its subsidiaries have had, and expect to have in the future, banking, investment advisory, and other transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers, and associates.  All such transactions are made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing for comparable transactions with persons not related to the Bank and its subsidiaries, and do not involve more than the normal risk of collection or present other unfavorable features. Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee, pursuant to its charter, is responsible for reviewing and approving transactions with related persons (as defined in Item 404 of SEC Regulation S-K). In the course of its review and approval of a related person transaction, the Audit Committee, among other things, considers, consistent with Item 404 of SEC Regulation S-K, the following:
•the nature and amount of the related person’s interest in the transaction;
•the material terms of the transaction, including, without limitation, the amount and type of transaction; and
•any other matters the Audit Committee deems appropriate.
The Board of Directors and its committees may also, in their discretion, review transactions involving the Company’s directors, executive officers, holders of 5% or more of our capital stock, or any of their immediate family members, that do not necessarily qualify for disclosure as related person transactions under the securities laws.
Set forth below is a description of certain relationships and transactions between the Company on the one hand, and any of our directors or executive officers, any holder of 5% or more of our capital stock or any member of their immediate family on the other hand:
DefenseStorm, Inc.
DefenseStorm, Inc. (“DefenseStorm”) provides a broad range of IT and cybersecurity solutions designed for financial institutions. As of December 31, 2025, the Company held approximately 4.42% of DefenseStorm on a fully diluted basis in the form of Series A, Series C, and Series C-1 Preferred shares, along with voting and nonvoting common stock, including approximately 3.0% voting control. As of December 31, 2025, Mr. Mahan, Mr. Williams, Mr. Underwood, Mr. Cameron, and Mr. Lunsford, each members of our Board of Directors, including their immediate family members, collectively held approximately 12.7% of DefenseStorm on a fully diluted basis in the form of Series A and Series C-1 Preferred shares, along with voting and nonvoting common stock. The Bank currently has a contract with DefenseStorm for network and security monitoring services. During the year ended December 31, 2025, the Bank made total payments of approximately $484,881 to DefenseStorm for subscription services.
Medical Park Hotels, LLC
Medical Park Hotels, LLC (“Medical Park Hotels”) owns a hotel in the Wilmington, North Carolina area. As of December 31, 2025, Mr. Williams, our EVP and Vice Chairman and a member of our Board of Directors, was a managing member of Medical Park Hotels and held a 20% equity interest. As of December 31, 2025, Mr. Cameron, a member of our Board of Directors, held a 4% direct interest and approximately 3.2% indirect interest in Medical Park Hotels. The Bank paid approximately $147,204 to Medical Park Hotels in 2025 for room rentals to house employees, recruits, and other business associates when visiting the Wilmington, NC area. Employees and other associates are permitted to choose a hotel subject to the Company’s standard expense reimbursement policies, and the rates that the Bank paid to Medical Park Hotels are discounted from the hotel’s standard rates. The Bank expects to continue renting rooms at the hotel from time to time in 2026 for employees, recruits, and other business associates.

Immediate Family Members Employed by the Bank
The Bank employs several relatives of directors and executive officers, including four employees who were paid or earned compensation exceeding $120,000 in the aggregate during 2025. These employees also received benefits under certain employee benefit plans that are generally available to all similarly situated Bank employees. These family members are adults who do not share the home of the director or executive officer, and the related director or executive officer does not have an interest in the family member’s compensation. None of these employees are executive officers of the Company.
Katherine M. Groat, daughter of our Chairman and CEO, received total cash compensation in 2025 of $112,886, and an award of 414 restricted stock units (“RSUs”) with a grant date fair value of $14,300. James J. Hughes, the son-in-law of Miltom E. Petty, a member of our Board of Directors, received total cash compensation in 2025 of $390,472, and an award of 5,030 RSUs with a grant date fair value of $173,736. Rebecca W. Wade, daughter of David Lucht, a member of our Board of Directors, received total cash compensation in 2025 of $163,464, and an award of 1,006 RSUs with a grant date fair value of $34,747. William L. Williams IV, the son of William L. Williams III, our EVP and Vice Chairman and a member of our Board of Directors, received total cash compensation in 2025 of $311,898, and an award of 1,509 RSUs with a grant date fair value of $52,121.  The RSUs granted to each of Messrs. Williams and Hughes and Mses. Wade and Groat vest pro rata over five years.
We regard each of the above team members as a highly educated, trained and competent team member, and we believe these employment relationships are beneficial to the Company and its shareholders.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding the Company’s current executive officers.

Name	Age	Position	Business Experience

James S. Mahan III	74	Chairman and CEO	Chairman of the Board and Chief Executive Officer of the Company and the Bank since inception. Prior to joining, Mr. Mahan was the Chief Executive Officer and Chairman for S1 Corporation and founder of Security First Network Bank, the world’s first internet bank.

Michael J. Cairns	44	Chief Credit Officer	Chief Credit Officer of the Company and Bank since August 2024. Mr. Cairns previously served as Head of Credit and has been with Live Oak since 2015. Mr. Cairns brings 19 years of experience in banking with a focus on commercial banking roles including underwriting, underwriting management, and credit. In addition, his lending expertise includes small- and middle-market lending across commercial and industrial, commercial real estate, and asset-based lending. Prior to joining Live Oak, Mr. Cairns spent a decade in lending and credit roles at TCF National Bank and Talmer Bank & Trust (both now Huntington Bank) in his native Michigan. Mr. Cairns holds a Bachelor of Business Administration degree in finance with a specialty in banking and financial services, in addition to a Master of Science degree in finance from Walsh College in Troy, Michigan.

Renato Derraik	54	Interim Information Security Officer Chief Information and Digital Officer Live Oak Banking Company	Chief Information and Digital Officer of the Bank since June 2021. Since February 2026, Mr. Derraik is also serving as the Interim Information Security Officer. Prior to joining the Bank, Mr. Derraik was the Chief Digital Officer at Ally Financial Inc., overseeing Ally’s digital innovation and transformation activities. His over 25-year career includes driving large-scale digital, agile, and operating model transformations for Fortune 500 companies including Ally and Sprint, as well as being an expert partner at McKinsey & Company where he served clients across the globe on technology and digital transformations for 15 years.

William C. Losch III	56	President	President of the Bank since August 2023 and of the Company since November 2023; Chief Financial Officer of the Company and Bank from 2021 to 2023 and Chief Banking Officer of the Company and Bank from 2022 to 2023. Prior to joining, Mr. Losch was the Chief Financial Officer at First Horizon Corporation, leading its financial activities, which included treasury, accounting controls, tax, financial planning, strategic planning, investor relations, corporate development, mergers and acquisitions, procurement, corporate properties, and First Horizon Ventures. Prior to his role at First Horizon Corporation, Mr. Losch held progressively senior roles at First Union Corporation and Wachovia Bank & Trust Co. and served as a senior vice president and chief financial officer for the general bank at Wachovia Corporation, the largest of the corporation’s four major business lines.

Mark M. Moroz	52	Chief Banking Officer	Chief Banking Officer of the Company and the Bank since May 2025. Prior to his role as Chief Banking Officer, Mr. Moroz served most recently as Head of Deposits and Payments for the Bank since June 2023, providing oversight of all deposit functions including deposit product management, strategy, and operations. Previously, Mr. Moroz served in key leadership roles at the Bank, including Head of Operations and Head of Product, where he led operational priorities for the Bank as well as next-gen banking initiatives. Prior to joining the Bank, Mr. Moroz was Vice President of Retail Deposits for Barclaycard US, Senior Director of Retail Banking for Sallie Mae, Vice President of Marketing at JP Morgan, and Senior Manager of Product and Marketing at ING Direct US. Over the course of his career, Mr. Moroz has become an expert in the online banking arena where he helped to secure billions of deposits for his companies’ funding needs. Mr. Moroz serves on the board of directors for Anatomy Financial, Inc. and Girls Leadership Academy of Wilmington (GLOW). Mr. Moroz holds a Bachelor of Arts degree from the University of Delaware.

Walter J. Phifer	42	Chief Financial Officer	Chief Financial Officer of the Company and the Bank since January 2024. Prior to his role as Chief Financial Officer, Mr. Phifer served as Treasurer and Head of Finance, Planning and Analysis. Phifer joined the Bank in 2015 and brings 20 years of experience in the financial industry, including various finance, treasury, accounting, audit, and deposit analytic roles. Prior to joining, Mr. Phifer served as the Deposits Finance Manager at Barclays US where he managed the finances and data analytics of a $10 billion deposit portfolio. He began his career in external audit at Deloitte, based out of the Boston and Philadelphia offices, and earned his Certified Public Accountant certification in 2006. Phifer received a bachelor’s degree in economics and accounting from the College of the Holy Cross in Worcester, MA.

Gregory W. Seward	50	General Counsel	General Counsel of the Company and the Bank since October 2015; Chief Risk Officer of the Company and the Bank from July 2022 to December 2025. Prior to joining, Mr. Seward spent the majority of his career as an attorney in the legal department of Capital One Financial Corporation, most recently leading a team of attorneys advising on a broad range of corporate and regulatory matters. Mr. Seward began his career as a corporate attorney at Gibson Dunn & Crutcher LLP.

Courtney C. Spencer	57	Chief Experience Officer	Chief Experience Officer of the Company and the Bank since 2022; Chief Administrative Officer of the Company and the Bank from 2019 to 2022; Head of Human Resources of the Company and the Bank from 2016 to 2018. Ms. Spencer has over 25 years of financial services and HR experience. Prior to joining, Ms. Spencer was a Human Resources Strategic Business Partner and Vice President of Budget and Management Reporting at Square 1 Bank (now Pacific Western Bank). Prior to her role at Square 1 Bank, Ms. Spencer served in a variety of finance and control positions at Wachovia Bank & Trust Co. and Wells Fargo & Company.

Ewa M. Stasiowska	51	Chief Risk Officer	Ms. Stasiowska has served as Chief Risk Officer of the Company and the Bank since December 2025. She is a senior risk management executive with more than two decades of experience overseeing enterprise, financial, operational, and model risk functions within regulated financial institutions. Prior to joining the Company, she was Senior Managing Director at Webster Bank, where she was responsible for Enterprise, Model, and Financial Risk. In that role, she led the design and implementation of enterprise-wide risk and control frameworks, strengthened governance structures, and advanced the organization’s risk culture, accountability, and transparency. Throughout her career, Ms. Stasiowska has held senior leadership positions spanning enterprise risk management, operational risk, model risk, financial risk, loan review, and regulatory relations, including oversight of regulatory examinations and remediation initiatives. She holds a bachelor’s degree in economics from Boston University and an Master of Business Administration, with a concentration in Finance, from the University of Connecticut.

J. Wesley Sutherland	55	Chief Accounting Officer	Chief Accounting Officer of the Company and the Bank since 2014. Prior to joining, Mr. Sutherland was the founder and owner of an accounting and consulting firm, an audit partner in the financial institutions services group of the largest CPA firm based in the South and had served as the president of a $300 million mutual savings bank. Mr. Sutherland worked, earlier in his career, in the banking practices of two national accounting firms and served as a financial analyst for a Fortune 500 company.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Compensation Discussion and Analysis
The following discussion provides a description of our philosophy and decision-making process for compensating our NEOs in 2025. This discussion also describes the material components of our 2025 compensation program. This discussion should be read together with the compensation tables for our NEOs under the heading “Summary Compensation and Other Tables” below.
Our 2025 NEOs were:
James S. Mahan III, Chief Executive Officer
William C. Losch III, President
Walter J. Phifer, Chief Financial Officer
Renato Derraik, Chief Information & Digital Officer, & Interim Information Security Officer, Live Oak Bank
Mark M. Moroz, Chief Banking Officer

Say-on-Pay Results and Responsiveness to Shareholders

At our 2025 annual meeting of shareholders, 67.13% of the shares represented and entitled to vote on the matter voted to approve, on an advisory basis, the compensation of our named executive officers. This was a decrease from the 2024 support level of 76.45%. The Board and the Compensation Committee of our Board of Directors (referred to in this Compensation Discussion and Analysis as the “Committee”) considered the results of these Say-on-Pay votes in determining the compensation of our executive officers, including our named executive officers. We value the opinions of our shareholders, and maintaining an open dialogue and constructive engagement with our shareholders is a priority for the Board and the Committee. Throughout 2025, the Company conducted an expanded shareholder outreach program to solicit feedback on our executive compensation program and related governance practices.

Our outreach included discussions with shareholders prior to the 2025 Annual Shareholder Meeting, as well as additional engagement following the meeting to better understand investor perspectives in light of the Say-on‑Pay results. The Company invited a number of shareholders to participate in discussions in 2025. These discussions were held with shareholders that voted both for and against our Say-on-Pay proposal in 2025. These discussions involved representatives from our executive management team, including members of our legal, finance, and investor relations functions. In every case where a shareholder made the request, the discussions also included participation from Mr. Cameron, a member of our Board who serves as Chair of the Compensation Committee.

These discussions focused on executive compensation, corporate governance, and other matters raised by shareholders, including our use of time‑based RSUs and the factors considered when determining equity awards. As part of our shareholder outreach program in 2025:

•we invited approximately 40% of outstanding shares as of December 31, 2025 (including more than 10 institutional investors) to engage with us; and

•we engaged with approximately 30% of outstanding shares as of December 31, 2025 through 5 meetings.

The shareholder feedback from these meetings was reported to the Board and the Committee throughout the year. Our goal is to be responsive to our shareholders and ensure we understand and address their concerns and observations. During the meetings held in 2025, we learned that shareholders generally encourage the Company to continue enhancing the clarity of our executive compensation disclosures, including providing additional insight into the Committee’s decision‑making process, the factors considered when determining annual equity award levels, and the overall alignment of our program with long‑term shareholder value. Shareholders also expressed interest in understanding the rationale for the Company’s current compensation structure and how the Committee evaluates compensation outcomes over time.

The Board and the Committee will consider the outcome of this year’s Say-on-Pay vote (see Proposal 4 in this Proxy Statement), as well as feedback received from shareholders throughout the year, when making compensation decisions for our named executive officers for the 2026 performance year.

In addition, consistent with the recommendation of the Board and the preference of our shareholders as reflected in the nonbinding shareholder advisory vote on the frequency of future Say-on-Pay votes held most recently at our 2025 annual meeting of shareholders, we conduct Say-on-Pay votes on an annual basis.

Key 2025 Business and Financial Highlights
We are a financial holding company and the parent company of the Bank. We continue to focus on our mission to be America’s small business bank and achieved key accomplishments across our business in 2025. As the year progressed, we gained business and profitability momentum and demonstrated a consistent delivery of strong growth and expense control.
Financial highlights for 2025 included the following:
•Total assets of $15.13 billion at December 31, 2025.
•Total loans and leases increased $1.81 billion, or 17.1%, to $12.39 billion at the end of 2025, supported by record loan originations of $6.21 billion in 2025.
•Total deposits increased by $1.93 billion, or 16.4%, to $13.69 billion at the end of 2025.
•Net income attributable to common shareholders increased $25.3 million, or 32.7%, from $77.5 million, or $1.69 per diluted share, to $102.8 million, or $2.23 per diluted share.
•Net interest margin increased to 3.30% for 2025 as compared to 3.27% for 2024, driven by 2025 loan growth which largely drove an increase in net interest income of $72.5 million, or 19.3%.
•The provision for credit losses of $96.3 million remained relatively flat in 2025 compared to 2024.
General Compensation Philosophy
We partner with businesses that share a groundbreaking focus on service and technology to redefine banking.  Our mission is to be America’s small business bank.  The Committee and our leadership team believe strongly that delivering on this mission will build long-term shareholder value, and the Committee has designed a compensation program intended to motivate employees, and particularly our leadership team, to successfully execute this mission.
The Committee believes that the most effective incentive compensation programs strive to achieve the following objectives:
•align compensation with responsibilities and performance;
•align employees’ interests with those of our shareholders;
•motivate performance toward the achievement of business objectives;
•clearly communicate compensation policies and structures to employees;
•motivate behaviors to increase long-term profitability while maintaining a focus on credit quality and underwriting standards; and
•attract and retain talent and build leadership succession within business units.
In response to feedback received through our shareholder engagement program during 2025, the Committee enhanced certain disclosures in this “Compensation Discussion and Analysis” to provide additional transparency regarding the Committee’s decision-making process and the factors considered when determining executive compensation outcomes. These enhancements include expanded discussion of the Committee’s evaluation of Company and individual performance, the rationale for discretionary cash bonuses and equity awards, and how the Committee considers long-term shareholder value when making executive compensation decisions.
Role of the Compensation Committee
The Committee is responsible for annually reviewing the performance of the CEO and reviews all compensation and equity awards to executive officers.  The Committee has the exclusive authority and responsibility to determine all aspects of executive compensation and seeks input and recommendations from the CEO for the executive officers other than the CEO. The Committee operates under a written charter that it reviews at least once per calendar year to ensure that the scope of the charter is consistent with the Committee’s role.
Role of the Executive Officers
The CEO provides the Committee with his recommendation for overall compensation for all executive officers other than himself. The Committee determines the level of compensation for the CEO. Due to the factors discussed below, the amount and type of compensation the Committee has determined to provide to Mr. Mahan has been largely unchanged since we completed our initial public offering (“IPO”) in July 2015.
Key 2025 Compensation Highlights
➢    Mr. Mahan received a base salary, perquisites, and other benefits for 2025.  Mr. Mahan’s salary has not materially increased since we completed our IPO. Due to his long-standing and substantial stock ownership in the Company, the Committee believes Mr. Mahan’s interests are aligned with those of our shareholders to a substantial degree and has not awarded Mr. Mahan any equity-based awards since the IPO.
➢    All of our NEOs, other than Mr. Mahan, received a discretionary cash bonus for the 2025 performance year.  See “2025 Discretionary Cash Bonus” below for more details.
➢    Messrs. Losch, Derraik, Phifer, and Moroz each received RSU awards that vest pro rata over five years. The RSUs granted to each of them in February 2026 were based on the Committee’s review of Company and individual performance during 2025. Messrs. Moroz and Phifer also received an RSU award in May 2025 and August 2025, respectively, which vests pro rata over five years. See “2025 RSU Awards” below for more details on these RSUs.
➢    Our NEOs serve at the discretion of the Board of Directors, and no NEO is party to an employment agreement.
2025 Compensation Program
The Committee seeks to align management’s incentives with the long-term interests of our shareholders by designing incentive compensation to reward corporate performance. When approving compensation for the 2025 performance year for our NEOs, the Committee reviewed key financial measures and performance related to our strategic plan and financial results. The Committee also considered qualitative factors such as execution against strategic initiatives, operational performance, leadership contributions, and progress toward long-term growth objectives. While the Committee does not apply a rigid formula or pre-established financial targets, it exercises judgment in evaluating these factors collectively in determining appropriate compensation outcomes. The Committee also aimed to attract and retain its talented NEOs through the compensation program. In February 2026, the Committee determined to award (i) discretionary cash bonuses based on its review of individual and Company performance during 2025 and (ii) RSU awards informed by 2025 performance and expected future contributions. The Committee did not target any specific mix or percentage of compensation components and believes that the overall mix of 2025 compensation components for the NEOs, including base salary that provided fixed pay, a discretionary cash bonus that provided for cash payouts based on performance over the 2025 fiscal year, and awards of RSUs to Messrs. Losch, Derraik, Phifer, and Moroz, each of which will vest pro rata over a five-year period, appropriately motivated the NEOs and aligned their interests with the long-term interests of shareholders.

Base Salaries.  We aim to provide our NEOs with a base salary that is commensurate with similar financial institutions and appropriate for the overall responsibility of the individual based on experience, performance, and any other unique factors or qualifications, such as the difficulty of replacing the officer with someone of comparable experience and skill. The base salaries are intended to compensate our NEOs for the day-to-day services performed for us. When setting base salaries for our executive officers, the Committee considers the scope of the officer’s role and the officer’s ability to contribute to our success. The Committee also considers length of service, as well as other forms of compensation awarded. For executive officers other than the CEO, the Committee takes into account the CEO’s input and recommendations. After considering these factors, in February 2025 the Committee increased the 2025 base salaries from the 2024 base salaries for Messrs. Phifer and Moroz. The Committee specifically considered Mr. Phifer’s accelerated proficiency in his role as Chief Financial Officer. In addition to the February 2025 increase based on execution in his role, Mr. Moroz’s base salary was further increased in May 2025 in connection with his promotion to Chief Banking Officer. The 2024 base salaries for Messrs. Mahan, Losch, and Derraik were unchanged in 2025.
2025 Discretionary Cash Bonus.  In February 2026, the Committee reviewed our performance for 2025. Based on overall Company performance, including significant banking and operational achievements, the Committee determined to award a discretionary cash bonus to each NEO other than Mr. Mahan. Each cash bonus represented approximately 10% to 13% of the NEO’s 2025 base salary received as of December 31, 2025.
Equity Compensation.  At various times, the Committee awards incentive compensation to our NEOs in the form of equity-based compensation in order to further align management and shareholder interests and to reward management for increases in shareholder value. The Committee also uses these awards to attract and retain its NEOs. The Committee believes that RSU awards with multi-year vesting promote long-term alignment with shareholders by encouraging sustained stock ownership and retention of key executives. Grants are not made on a pre-determined schedule but are typically made during an open trading window under our Insider Trading Policy.

2025 RSU Awards. In February 2026, the Committee reviewed both Company and individual performance during 2025.  In determining the size of equity awards, the Committee considers several factors, including the executive’s role and responsibilities, individual contributions to the Company’s strategic priorities, overall Company performance, internal equity among the leadership team, and the importance of aligning executive incentives with long-term shareholder value. The Committee specifically considered the financial highlights and events under the heading “Key 2025 Business and Financial Highlights” above. The Committee determined to grant RSU awards that vest pro rata over five years for each of our NEOs other than Mr. Mahan. The Committee has not awarded Mr. Mahan any equity-based awards since the Company’s IPO. Mr. Losch received an award of 52,694 RSUs with a grant date fair value of $2,171,520. The Committee determined to grant this award in recognition of Mr. Losch’s strategic leadership amid persistent economic uncertainty, his role in sustaining financial momentum, and his leadership in accelerating the Company’s operational efficiency to support long-term growth. Mr. Phifer received an award of 9,580 RSUs with a grant date fair value of $394,792. The Committee determined to grant this award based on Mr. Phifer’s leadership in maturing the finance organization to support the Company’s strategic and operational objectives. Mr. Derraik received an award of 13,173 RSUs with a grant date fair value of $542,859. The Committee determined to grant this award based on Mr. Derraik’s strategic leadership in shaping and delivering transformational technological advancements across the Company. Mr. Moroz received an award of 8,982 RSUs with a grant date fair value of $370,148. The Committee determined to grant this award based on his leadership and execution to enhance checking initiatives and introduce merchant services as core components of the Company’s growth strategy.

Additional 2025 RSU Awards. The Committee also granted RSU awards outside of the Company’s annual equity award cycle in connection with executive leadership considerations. In May 2025, Mr. Moroz received an award of 35,587 RSUs with a grant date fair value of $980,778 in connection with his promotion to Chief Banking Officer and the Committee’s desire to align his long-term incentives with his expanded leadership responsibilities. In August 2025, Mr. Phifer received an award of 14,581 RSUs with a grant date fair value of $492,109 as a retention-focused long-term incentive award.
Set forth below is additional information regarding our equity compensation plans that were in effect or under which awards were outstanding in 2025.
2015 Omnibus Stock Incentive Plan. Our shareholders approved the 2015 Omnibus Stock Incentive Plan, as amended and restated effective May 24, 2016, at the 2016 Annual Meeting.  At the 2018, 2021, and 2023 Annual Meetings, our shareholders approved amendments to the 2015 Omnibus Stock Incentive Plan to increase the number of shares issuable under the plan.  We refer to the 2015 Omnibus Stock Incentive Plan, as amended and currently in effect, as the “2015 Omnibus Stock Incentive Plan.”  The original 2015 Omnibus Stock Incentive Plan was approved by our shareholders at the 2015 Annual Meeting. The aggregate number of shares of our voting common stock that may be issued pursuant to the 2015 Omnibus Stock Incentive Plan is currently 13,750,000. The awards may be issued in the form of incentive stock options, non-qualified stock options, restricted stock, RSUs, or stock appreciation rights. As of December 31, 2025, there were a total of 1,897,812 shares of our voting common stock reserved for issuance pursuant to awards under the 2015 Omnibus Stock Incentive Plan. The 2015 Omnibus Stock Incentive Plan is scheduled to expire on May 24, 2026. As described in “Proposal 2: Approval of 2026 Omnibus Stock Incentive Plan,” the Board of Directors is recommending that shareholders approve a new equity-based compensation plan so that the Company may continue to utilize equity incentives as part of its compensation program.
Policies on the Timing of Option Awards. Item 402(x) of Regulation S-K requires us to discuss our policies and practices on the timing of awards of options in relation to the disclosure by us of material nonpublic information. The Company does not currently grant stock options or similar awards and has not granted any such awards since 2016. Accordingly, we do not consider the release of material nonpublic information in relation to the grant of such awards and do not time such release for the purpose of affecting the value of executive compensation.
Severance Benefits
We do not have employment agreements in place with any executive officer, and any severance benefits are negotiated on an individual basis.
For additional information regarding severance benefits, see “Potential Payments Upon Termination or Change in Control” below.
Retirement Plans
We sponsor a 401(k) plan pursuant to which we match each participating employee’s contributions up to the first 6% of the employee’s salary.  We do not have any non-qualified deferred compensation plans, pension plans or other retirement plans for any employees.
Change in Control
We do not have employment agreements in place with any executive officer that would provide benefits in connection with a change in control of the Company or any of its subsidiaries.  Some of the outstanding equity awards to our NEOs include provisions that provide for accelerated vesting in connection with a change in control.  See “Potential Payments Upon Termination or Change in Control” below for more information.

Perquisites and Other Benefits
We annually review the perquisites that NEOs receive. The primary perquisites for these individuals include 401(k) matching contributions and the dollar value of insurance premiums paid on behalf of the NEOs for group term life, health, dental and disability insurance.  These benefits are provided to NEOs under the same terms as provided to all of our employees.  Our NEOs also participate in our other benefit plans on the same terms as other employees. These plans include medical insurance, life insurance, and a medical reimbursement plan.
Perquisites for a limited number of executive officers include personal use of the Company’s aircraft.  The Committee has adopted a Corporate Aircraft Usage Policy and an associated Standard on Personal Use of Corporate Aircraft. The following shows the number of flight hours approved by the Committee in 2025 for personal use of the Company’s aircraft for our NEOs:

Name	Number of Hours
Mr. Mahan	140
Mr. Losch	100
The Company may also make its aircraft available to its employees for personal use in special, limited circumstances, such as in connection with travel related to health care.
2026 Compensation Program Preview
In February 2026, the Committee reviewed base salaries for the NEOs and considered the factors discussed above under “Base Salaries.” For NEOs other than the CEO, the Committee also considered the CEO’s recommendations. After taking into account these factors and recommendations, the Committee determined to increase the 2026 base salary of Mr. Derraik to $618,000 and Mr. Phifer to $435,000. The Committee considered Mr. Derraik’s continued execution of Company priorities and advancing operational effectiveness. The Committee considered Mr. Phifer’s strategic leadership in advancing the maturity and operational rigor of the finance team in setting his 2026 base salary. The Committee did not recommend increases to the 2026 base salaries for Messrs. Mahan or Losch. Mr. Moroz’s base salary had previously been increased to $475,000 in May 2025 in connection with his promotion to Chief Banking Officer.

The Committee has discussed potential plans and programs for cash and equity incentive compensation for the NEOs for 2026, but as of the date of this Proxy Statement the Committee has not made any decisions or determinations beyond setting base salaries. The Committee expects to consider potential cash and equity incentive awards for the NEOs in early 2027 after considering our 2026 financial performance, individual contributions to that performance and other relevant factors at that time, including the results of the say-on-pay vote discussed elsewhere in this Proxy Statement. Our 2026 compensation program will be more fully discussed in the Proxy Statement for our 2027 annual meeting of shareholders.

Clawback Policy
The Board has adopted a Clawback Policy intended to comply with the Final Clawback Rules. See “Executive Compensation Clawback Policy.” A copy of the Company’s clawback policy is attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Clawback Policy applies to incentive compensation received by covered executive officers on or after October 2, 2023. However, under the terms of the applicable award agreements for RSUs granted during 2021, 2022, and 2023, we reserved the right to recover all compensation payable under the award agreement pursuant to any clawback policy as may be in effect from time to time or made applicable by law.
Compensation Consultant; Benchmarking
In making compensation decisions for 2025, the Committee did not utilize the services of a compensation consultant, and the Committee did not obtain or perform compensation benchmarking from an external compensation consultant.
Risk Considerations
The Committee reviews the risks and rewards associated with our compensation programs from time to time. This review assesses the material elements of executive and non-executive employee compensation and has concluded that our policies and practices do not create risk that is reasonably likely to have a material adverse effect on us. We believe that our compensation programs encourage and reward prudent business judgment, avoid imprudent risk taking and are aligned with shareholder value creation.
Stock Ownership Guidelines
We believe that it is in the best interest of the Company and our shareholders to align the personal financial interests of our directors and officers with those of our shareholders. While the Board of Directors has not implemented stock ownership guidelines for our directors and executive officers, the board periodically analyzes the ownership of our common stock by such individuals and believes that their personal financial interests are aligned with those of our shareholders.
Tax and Accounting Considerations
In consultation with management, we evaluate the tax and accounting treatment of our compensation program to ensure an understanding of the financial impact of the program. To preserve maximum flexibility in the design and implementation of our compensation program, we have not adopted a formal policy that requires all compensation to be tax deductible. However, it is our intent to structure our compensation programs in a tax efficient manner.

Compensation Committee Report
The Compensation Committee has reviewed and discussed, among other things, the Compensation Discussion and Analysis contained in this Proxy Statement with the Company’s management. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee:

Tonya W. Bradford
William H. Cameron, Chair
David G. Lucht

Equity Compensation Plan Information
The following table sets forth additional information with respect to the Company’s equity compensation plans at December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders

2015 Omnibus Stock Incentive Plan	1,897,812	(1)	$14.15	(2)	2,825,119

Employee Stock Purchase Plan (3)	—		—		162,140

Equity compensation plans not approved by security holders	—		—		—

Total	1,897,812		$14.15		2,987,259

(1)Includes 1,855,729 outstanding RSUs under the 2015 Omnibus Stock Incentive Plan.
(2)Does not reflect RSUs because they have no exercise price.
(3)Under this plan, eligible employees are able to purchase available shares with post-tax dollars at a 15% discount to fair market value. There were 38,418 shares purchased under the Employee Stock Purchase Plan at a weighted average price of $27.02 during 2025.

Summary Compensation and Other Tables
Summary Compensation Table. The following Summary Compensation Table shows all cash and non-cash compensation earned, received, or deferred by our NEOs, James S. Mahan III, William C. Losch III, Walter J. Phifer, Renato Derraik, and Mark M. Moroz, for services rendered to us and the Bank in all capacities during the fiscal years ended December 31, 2025, 2024 and 2023. Compensation paid to our NEOs consisted of cash salary, cash bonus, stock awards and other compensation as detailed in the footnotes provided. No NEO received any option awards, non-equity incentive plan compensation, or non-qualified deferred compensation earnings in 2025, 2024 or 2023.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	All Other Compensation (3)	Total

James S. Mahan III Chairman and Chief Executive Officer	2025	$512,565	$—	$—	$452,867	$965,432
	2024	514,529	—	—	330,445	844,974
	2023	510,601	—	—	394,892	905,493

William C. Losch III President	2025	$803,077	$80,000	$1,559,585	$334,062	$2,776,724
	2024	798,462	57,600	12,032,731	187,541	13,076,334
	2023	697,115	—	3,149,967	128,283	3,975,365

Walter J. Phifer Chief Financial Officer	2025	$373,750	$50,000	$812,087	$47,806	$1,283,643
	2024	345,000	20,000	394,591	48,728	808,319
	2023	250,000	—	—	43,359	293,359

Renato Derraik Chief Information and Digital Officer, & Interim Information Security Officer, Bank	2025	$602,308	$60,000	$541,518	$51,712	$1,255,538
	2024	604,616	45,000	838,471	51,730	1,539,817
	2023	594,231	—	3,149,967	48,738	3,792,936

Mark M. Moroz (4) Chief Banking Officer	2025	$446,058	$47,500	$1,300,756	$53,712	$1,848,026
	2024	352,692	27,000	443,880	51,615	875,187
	2023	350,000	—	—	48,680	398,680
(1)Amounts in this column represent payouts for discretionary cash bonuses based on review of the Company’s 2023, 2024 and 2025 performance, respectively. For 2025, the cash bonus also reflects the Committee’s assessment of individual contributions for certain NEOs. See “2025 Discretionary Cash Bonus” above for more information.
(2)Amounts shown in this column represent the aggregate grant date fair value of RSU awards granted in 2023, 2024, and 2025, calculated in accordance with FASB ASC Topic 718. Messrs. Losch and Derraik each received a time-vested award of 89,615 RSUs, on February 13, 2023. The grant date fair value of the time-vested RSUs granted on February 13, 2023, was $35.15 per share. Messrs. Losch, Phifer, Derraik, and Moroz each received a time-vested award of 55,082, 10,015, 21,281, and 11,266, respectively, on February 12, 2024. The grant date fair value of the time-vested RSUs granted on February 12, 2024, was $39.40. Mr. Losch received an additional time-vested award on February 12, 2024, of 250,000 RSUs in relation to his promotion to Company President in November 2023, with a grant date fair value of $39.45 per share. Messrs. Losch, Phifer, Derraik, and Moroz received a time-vested award of 45,153, 9,264, 15,678, and 9,264, respectively, on February 10, 2025. The grant date fair value of the time-vested RSUs granted on February 10, 2025, was $34.54 per share. Mr. Moroz received an additional time-vested award of 35,587 RSUs on May 19, 2025, in connection with his May 1, 2025 promotion to Chief Banking Officer, with a grant date fair value of $27.56 per share. Mr. Phifer received an additional time-vested award of 14,581 RSUs on August 18, 2025 with a grant date fair value of $33.75 per share. Additional information regarding outstanding RSU awards is provided under the heading “Outstanding Equity Awards at Fiscal Year-End” below.
(3)Includes 401(k) matching contributions, relocation, and the dollar value of insurance premiums paid on behalf of the NEOs for group term life, health, dental and disability insurance. These benefits are consistent with those paid to all employees. Also includes personal use of the Company aircraft by the named executives where applicable. For 2023, 2024, and 2025, amounts for personal use of the Company’s aircraft were calculated using aggregate incremental cost to the Company (AIC) and are based on variable costs incurred including fuel, applicable fees, maintenance service, crew travel and other operating expenses. The value based on the AIC method included in 2025 “All Other Compensation” for Messrs. Mahan and Losch was $407,168 and $280,247. respectively.
(4)Mr. Moroz assumed the role of Chief Banking Officer effective May 1, 2025.

Grants of Plan-Based Awards. The Grants of Plan-Based Awards Table below sets forth the total number of equity awards granted in 2025 for our NEOs and the grant date fair values of those awards. The table should be read in conjunction with the Summary Compensation Table provided above.

		Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)		All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
Name	Grant date	Threshold (#)	Target (#)	Maximum (#)
James S. Mahan III	—	—	—	—	—		—	$—	$—
William C. Losch III	2/10/2025	—	—	—	45,153	(1)	—	—	1,559,585	(4)
Walter J. Phifer	2/10/2025	—	—	—	9,264	(1)	—	—	319,979	(4)
	8/18/2025	—	—	—	14,581	(2)	—	—	492,109	(5)
Renato Derraik	2/10/2025	—	—	—	15,678	(1)	—	—	541,518	(4)
Mark M. Moroz	2/10/2025	—	—	—	9,264	(1)	—	—	319,979	(4)
	5/19/2025	—	—	—	35,587	(3)	—	—	980,778	(6)

(1)Amount shown reflects the number of RSUs granted to Messrs. Losch, Phifer, Derraik, and Moroz on February 10, 2025. The RSUs will vest in five installments, in accordance with the following: 20% of the RSUs vest each February 10, 2026, 2027, 2028, 2029 and 2030, subject to continued service. No threshold or target amounts were established in connection with these awards.
(2)Amount shown reflects the number of RSUs granted to Mr. Phifer, on August 18, 2025. The RSUs will vest in five installments, in accordance with the following: 20% of the RSUs vest each August 18, 2026, 2027, 2028, 2029 and 2030, subject to continued service. No threshold or target amounts were established in connection with these awards.
(3)Amount shown reflects the number of RSUs granted to Mr. Moroz, on May 19, 2025. The RSUs will vest in five installments, in accordance with the following: 20% of the RSUs vest each May 19, 2026, 2027, 2028, 2029 and 2030, subject to continued service. No threshold or target amounts were established in connection with these awards.
(4)The value of Messrs. Losch, Phifer, Derraik, and Moroz’s RSUs granted on February 10, 2025, were calculated by multiplying the number of RSUs awarded by the grant date fair value of $34.54 per share, which was the closing price of our common stock on the grant date discounted for future dividends.
(5)The value of Mr. Phifer’s RSUs granted on August 18, 2025 were calculated by multiplying the number of RSUs awarded by the grant date fair value of $33.75 per share, which was the closing price of our common stock on the grant date discounted for future dividends.
(6)The value of Mr. Moroz’s RSUs granted on May 19, 2025, were calculated by multiplying the number of RSUs awarded by the grant date fair value of $27.56 per share, which was the closing price of our common stock on the grant date discounted for future dividends.

Non-Equity Incentive Plan Compensation.  The Company did not have a non-equity incentive plan in place as of December 31, 2025.
Outstanding Equity Awards at Fiscal Year-End.  The following tables list the outstanding option awards and stock awards held by our NEOs as of December 31, 2025. Mr. Phifer is the only NEO with outstanding option awards as of December 31, 2025. Mr. Mahan had no outstanding stock awards as of December 31, 2025.

Option Awards
Name	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Option Price	Option expiration date

James S. Mahan III	—		—	$—	—
William C. Losch III	—		—	—	—
Walter J. Phifer	6,160	(1)	—	13.59	February 16, 2026
Renato Derraik	—		—	—	—
Mark M. Moroz	—		—	—	—
(1)The shares subject to this option vested and became exercisable yearly in seven installments beginning on February 16, 2017, as follows: 10% of the shares subject to the option vested on each of February 16, 2017, 2018, 2019, 2020, and 2021; and 25% of the shares subject to the option vested on each of February 16, 2022 and 2023.

	Stock Awards
Name	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested*	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested*

James S. Mahan III	—		$—	—	$—
William C. Losch III	337,516	(1)	11,593,675	—	—
Walter J. Phifer	35,306	(2)	1,212,761	—	—
Renato Derraik	114,632	(3)	3,937,609	—	—
Mark M. Moroz	66,683	(4)	2,290,561	—	—
*Market value based on the closing price of a share of the Company’s voting common stock on the last trading day of 2025.
(1)Includes the following:
(a)An award of 210,000 RSUs, of which 42,000 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each August 10, 2022, 2023, 2024, 2025, and 2026, subject to continued service.
(b)An award of 6,320 RSUs, of which 2,528 remain unvested as of December 31, 2025. Theses RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 14, 2023, 2024, 2025, 2026, and 2027, subject to continued service.
(c)An award of 89,615 RSUs, of which 53,769 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 13, 2024, 2025, 2026, 2027, and 2028, subject to continued service.
(d)An award of 250,000 RSUs, of which 150,000 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each August 25, 2024, 2025, 2026, 2027, and 2028, subject to continued service.

(e)An award of 55,082 RSUs, of which 44,066 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 12, 2025, 2026, 2027, 2028, and 2029, subject to continued service.
(f)An award of 45,153 RSUs. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 10, 2026, 2027, 2028, 2029, and 2030, subject to continued service.
(2)Includes the following:
(a)An award of 343 RSUs, of which 69 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 22, 2022, 2023, 2024, 2025, and 2026, subject to continued service.
(b)An award of 1,176 RSUs, of which 236 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each December 15, 2022, 2023, 2024, 2025, and 2026, subject to continued service.
(c)An award of 7,859 RSUs, of which 3,144 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each December 9, 2023, 2024, 2025, 2026, and 2027, subject to continued service.
(d)An award of 10,015 RSUs, of which 8,012 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 12, 2025, 2026, 2027, 2028, and 2029, subject to continued service.
(e)An award of 9,264 RSUs. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 10, 2026, 2027, 2028, 2029, and 2030, subject to continued service.
(f)An award of 14,581 RSUs. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each August 18, 2026, 2027, 2028, 2029, and 2030, subject to continued service.
(3)Includes the following:
(a)An award of 125,000 RSUs, of which 25,000 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each August 10, 2022, 2023, 2024, 2025, and 2026, subject to continued service.
(b)An award of 7,900 RSUs, of which 3,160 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 14, 2023, 2024, 2025, 2026, and 2027, subject to continued service.
(c)An award of 89,615 RSUs, of which 53,769 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 13, 2024, 2025, 2026, 2027, and 2028, subject to continued service.
(d)An award of 21,281 RSUs, of which 17,025 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 12, 2025, 2026, 2027, 2028, and 2029, subject to continued service.
(e)An award of 15,678 RSUs. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 10, 2026, 2027, 2028, 2029, and 2030, subject to continued service.
(4)Includes the following:
(a)An award of 20,000 RSUs, of which 4,000 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following:  20% of the RSUs will vest each February 22, 2022, 2023, 2024, 2025, and 2026, subject to continued service.
(b)An award of 7,900 RSUs, of which 3,160 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 14, 2023, 2024, 2025, 2026, and 2027, subject to continued service.
(c)An award of 14,146 RSUs, of which 5,659 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each December 9, 2023, 2024, 2025, 2026, and 2027, subject to continued service
(d)An award of 11,266 RSUs, of which 9,013 remain unvested as of December 31, 2025. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 12, 2025, 2026, 2027, 2028, and 2029, subject to continued service.
(e)An award of 9,264 RSUs. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each February 10, 2026, 2027, 2028, 2029, and 2030, subject to continued service.
(f)An award of 35,587 RSUs. These RSUs vest in five equal installments, in accordance with the following: 20% of the RSUs will vest each May 19, 2026, 2027, 2028, 2029, and 2030, subject to continued service.

Option Exercises and Stock Vested. The following table provides information concerning option exercises and the vesting of stock during 2025 for each of our NEOs.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (1)

James S. Mahan III	—	$—	—	$—
William C Losch III	—	—	122,203	4,273,975
Walter J. Phifer	—	—	4,074	138,958
Renato Derraik	—	—	48,759	1,623,339
Mark M. Moroz	—	—	12,164	406,078
(1)Value realized is based on the closing price on the date of vesting.
Pension Benefits. There are no pension benefits outstanding for our NEOs.
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans. There are no nonqualified defined contribution or other nonqualified deferred compensation plans for our NEOs.
Potential Payments Upon Termination or Change in Control
The following discussion presents the potential payments for each of our NEOs upon a termination of employment or change in control. Pursuant to applicable SEC rules, the analysis contained in this discussion does not consider or include payments made to a NEO with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of NEOs of the Company and that are available generally to all salaried employees. The actual amounts that would be paid upon a NEO’s termination of employment can only be determined at the time of such executive officer’s termination. Due to the number of factors that affect the nature and amount of any compensation or benefits provided upon the termination events, any actual amounts paid or distributed may be higher or lower than reported below. Among other factors that could affect these amounts are the timing during the year of any such event and our stock price.
The Company’s NEOs serve at the discretion of the Board of Directors, and no NEO is party to an employment agreement.  In the event of a NEO’s termination of employment for any reason whatsoever, any severance benefits or other cash payments would be negotiated on an individual basis.
Awards Under the 2015 Omnibus Stock Incentive Plan. In the event a NEO voluntarily terminates his or her employment, he or she would forfeit all unvested equity awards.  The NEO would have three months from date of termination to exercise any vested stock options.
In the event of termination of a NEO’s employment by the Company, with or without Cause (as defined in the 2015 Omnibus Stock Incentive Plan and summarized below), he or she would forfeit all unvested equity awards.  The NEO would have three months from date of termination to exercise any vested stock options, unless the officer is terminated for Cause in which case he or she may not exercise any stock options after the date of termination.
As defined in the 2015 Omnibus Stock Incentive Plan, “Cause” is generally defined as:
•the officer’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or its subsidiaries;
•the officer’s dishonesty, intentional misconduct or material breach of any agreement with the Company or its subsidiaries;

•the removal of the officer from office or permanent prohibition of the officer from participating in the affairs of the Company or its subsidiaries by regulatory order;
•the occurrence of any event that results in the officer being excluded from coverage, or having coverage limited for the officer, under the Company’s blanket bond or other fidelity or insurance policy covering its directors, officers, or employees; or
•the officer’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.
In the event of termination of a NEO’s employment due to death or Disability (as defined in the 2015 Omnibus Stock Incentive Plan and summarized below), he or she would forfeit all unvested equity awards.  The NEO would have twelve months from the date of termination to exercise any vested stock options.
As defined in the 2015 Omnibus Stock Incentive Plan, “Disability” generally means a “disability” (or similar word) as defined under the long-term disability policy of the Company or its subsidiaries. If the Company or its subsidiaries do not have a long-term disability plan in place, “Disability” means that an officer is unable to carry out the responsibilities and functions of the position held by the officer by reason of any medically determinable physical or mental impairment for a period of not less than ninety consecutive days.
None of the outstanding equity awards for any NEO provides for acceleration or continued vesting of the awards in the event of retirement.
Terminations Involving a Change in Control. In the event of a change in control of the Company, defined as a Corporate Transaction in the 2015 Omnibus Stock Incentive Plan and summarized below, unvested time-based RSUs would become fully vested immediately in the event a NEO’s employment is terminated within twelve months following a Corporate Transaction for any reason other than Cause.  All unvested stock options would become fully vested immediately in the event a NEO’s employment is terminated within twelve months following a Corporate Transaction for any reason other than Cause, and the NEO would have twelve months from the date of termination to exercise any vested options.
As defined in the 2015 Omnibus Stock Incentive Plan, “Corporate Transaction” generally means any of the following transactions:
•a merger or consolidation in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the state in which the Company is incorporated);
•the sale, transfer or other disposition of all or substantially all of the assets of the Company;
•the complete liquidation or dissolution of the Company;
•any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of the Company’s common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
•acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.

The table below presents the amounts that would be owed to the NEOs under the 2015 Omnibus Stock Incentive Plan in the event of termination or a change in control.  In the case of voluntary or involuntary termination, death, disability, and retirement, the presentation assumes that the NEO’s employment was terminated on December 31, 2025.  In the case of a change in control, the presentation assumes that the Corporate Transaction occurred on December 31, 2025 and, in the case of any outstanding, unvested stock options, that the NEO’s employment was terminated on December 31, 2025, for a reason other than cause.

Name and Principal Position	Voluntary or Involuntary Termination	Death	Disability	Retirement	Change in Control

James S. Mahan III Chairman and Chief Executive Officer	$—	$—	$—	$—	$—

William C. Losch III President	—	—	—	—	11,593,675	(1)

Walter J. Phifer Chief Financial Officer	—	—	—	—	1,212,761	(1)

Renato Derraik Chief Information and Digital Officer, & Interim Information Security Officer, Bank	—	—	—	—	3,937,609	(1)

Mark M. Moroz Chief Banking Officer	—	—	—	—	2,290,561	(1)

(1)Amounts shown for Messrs. Losch, Phifer, Derraik, and Moroz include the value of unvested RSUs that would become fully vested upon termination of their respective employment within twelve months following a Corporate Transaction for any reason other than Cause, calculated based on the closing price of our common stock on the last trading day of 2025.
Principal Executive Officer Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of Mr. James S. Mahan III, our CEO, as of December 31, 2025.
For 2025, our median employee annual total compensation (for all employees other than our CEO) was $162,439. The annual total compensation for our CEO during the same period was $965,432. Based on this information, the ratio of the annual total compensation of our CEO to the median employee was 5.9 to 1.
We identified our median employee using our entire workforce (other than our CEO), as of December 31, 2025, of approximately 1,025 full-time and part-time employees. We utilized payroll records for fiscal 2025 wages as reported to the Internal Revenue Service. We did not annualize compensation for employees who were not active for the entire year. No full-time adjustments were made for part-time employees. We identified our median employee using a standard median formula based on the compensation measure, which was consistently applied to all employees included in this calculation. We believe the principal executive officer pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
With respect to the annual total compensation of the median employee, we identified and calculated compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $162,439. With respect to the annual total compensation for the CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table.
Under the SEC’s rules and guidance, companies are allowed to adopt numerous ways to identify the median employee. In addition, other companies have different employee demographics and compensation and benefit practices. As a result, principal executive officer pay ratios reported by other companies may vary significantly and are likely not comparable to our CEO pay ratio.
Pay versus Performance
Pay versus Performance Table. The following table provides information for the years 2025, 2024, 2023, 2022, and 2021 with respect to the compensation of our principal executive officer (“PEO”), which is our CEO Mr. Mahan, the average compensation of our other non-PEO NEOs, and the performance measures set forth in the table, including the Company’s selected performance measure of book value per share.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (3) (4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (5)	Net Income (6) ($ in thousands)	Book Value Per Common Share (7)

2025	$965,432	$965,432	$1,790,983	$1,057,464	$74	$131	$102,823	$25.06
2024	844,974	844,974	4,127,009	3,438,495	84	127	77,474	22.12
2023	905,493	905,493	3,707,743	2,830,090	97	116	73,898	20.23
2022	781,195	781,195	1,207,866	(4,211,841)	64	121	176,208	18.41
2021	884,380	884,380	9,833,931	16,358,379	184	133	166,995	16.39
(1)Mr. Mahan served as the PEO for each year indicated.
(2)This is the amount of compensation actually paid to the PEO for each year, as set forth within the Summary Compensation Table “Total” column for the applicable year. The Company did not provide any stock or option awards for the PEO within the Summary Compensation Table. Compensation actually paid to the PEO was identical to the total compensation for the PEO reported for each applicable year within the Summary Compensation Table. No adjustments were made.
(3)For 2025, our non-PEO NEOs were Messrs. Losch, Phifer, Derraik, and Moroz. For 2024, our non-PEO NEOs were Messrs. Losch, Phifer, Derraik, and Seward. For 2023, our non-PEO NEOs were Messrs. Losch, Derraik, Garriott, former President of the Bank until August 2023, Seward, and Ms. Stephanie Mann, former Chief Strategy Officer until August 2025. For 2022, our non-PEO NEOs were Messrs. Losch, Derraik, Seward and Mr. Smits, former Chief Credit Officer until August 2024. For 2021, our non-PEO NEOs were Messrs. Losch, Derraik, and Garriott, Mr. S. Brett Caines, who served as our Chief Financial Officer until August 31, 2021, and Mr. Underwood, a member of our Board of Directors, who served as President of the Company until November 2023.
(4)This is the average compensation actually paid to the non-PEO NEOs for each applicable year, starting with the average of such amounts set forth within the Summary Compensation Table “Total” column for the applicable year. See Average of Non-PEO NEOs table below.
(5)The Company TSR and the Company’s Peer Group TSR reflected in these columns is calculated based on a fixed investment of $100 on December 31, 2020, and calculated on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The peer group used to determine the Company’s Peer Group TSR for each applicable fiscal year is the KBW Nasdaq Regional Banking Index, as disclosed in our Annual Report for the year ended December 31, 2025, pursuant to Item 201(e) of Regulation S-K.
(6)Represents the amount of net income attributable to common shareholders reflected in the Company’s audited financial statements for the year indicated.
(7)We have selected book value per common share as our most important financial measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our NEOs to Company performance for fiscal year 2025. Book value per common share is defined as total common equity (total equity less preferred stock and non-controlling interest) divided by total common shares outstanding.

To calculate the average compensation actually paid (“CAP”) to the other NEOs, the following amounts were deducted from and added to total compensation, as depicted in the Summary Compensation Table. No NEOs had any awards that vested in the same year they were granted, except for Mr. Losch who received an award of 250,000 RSUs on February 12, 2024, the first annual vesting of which occurred on August 25, 2024, the first anniversary of his promotion as President of the Bank. No NEOs had any dividends or other earnings paid on awards in the year prior to vesting that are not reflected in total compensation for the applicable year, and therefore, no adjustments for those items were included in calculating CAP.

Average of Non-PEO NEOs	2025	2024	2023	2022	2021

Average Total Compensation Reported in Summary Compensation Table for the Year Indicated	$1,790,983	$4,127,009	$3,707,743	$1,207,866	$9,833,931

Adjustments:
Less, Average Grant Date Fair Value of Stock Awards Reported in the Summary Compensation Table for the Year Indicated	1,053,487	3,452,083	2,099,973	537,490	9,211,030
Plus, Average Year-End Fair Value of Awards Granted in the Year Indicated that were Outstanding and Unvested at Year-End of Such Year	1,112,313	2,967,714	2,718,316	256,473	14,577,430
Plus, Average Change in Fair Value of Awards Granted in Prior Years that were Outstanding and Unvested at Year-End (From Prior Year-End to Year-End)	(551,993)	(521,137)	762,907	(4,082,106)	261,261
Plus, Average Fair Value of Awards Granted and Vested in the Year Indicated	—	531,500	—	—	—
Plus, Average Change in Fair Value of Awards Granted in Prior Years that Vested in the Year Indicated (From Prior Year-End to Vesting Date)	(240,352)	(214,508)	210,847	(1,056,584)	896,787
Less, Average Prior Year-End Fair Value of Awards Granted in Prior Years that Forfeited in the Year Indicated	—	—	2,469,750	—	—
Average Total Adjustments	(733,519)	(688,514)	(877,653)	(5,419,707)	6,524,448

Average Compensation Actually Paid	$1,057,464	$3,438,495	$2,830,090	$(4,211,841)	$16,358,379

Pay versus Performance Tabular List. As described in the Compensation Discussion & Analysis above, our approach to compensation is designed to recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented employees, and balance risk and reward while taking into consideration shareholder feedback as well as market trends and practices. The most important financial measures used by the company to link CAP (as defined by SEC rules) to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:

•Book Value Per Common Share
•Annual TSR
•Pre-Provision Net Revenue

Pay versus Performance Comparative Disclosure. While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay versus Performance table above. Moreover, the Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as defined by SEC rules) for a particular year. The graphics below depict the relationship between each financial performance measures in the Pay versus Performance table above and CAP to our CEO and, on average, to our other NEOs, for each the four applicable years.

Pay Versus TSR 2021-2025

$200
$150
$100
$50
$—
$(50)
Indexed Total Shareholder Return
$18,000
$13,500
$9,000
$4,500
$—
$(4,500)
Compensation Actually Paid (in thousands)
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

Pay Versus Book Value 2021-2025
$28
$24
$20
$16
$12
$8
$4
$—
Book Value Per Common Share
$18,000
$13,500
$9,000
$4,500
$—
$(4,500)
Compensation Actually Paid (in thousands)
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Book Value Per Common Share

Pay Versus Net Income 2021-2025
Annual Net Income (in millions)
$200
$150
$100
$50
$—
$(50)
Compensation Actually Paid (in thousands)
$18,000
$13,500
$9,000
$4,500
$—
$(4,500)
2021
2022
2023
2024
2025
Net Income
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to PEO

Director Compensation

Members of the Board of Directors who are not employees of the Company or the Bank receive compensation for their service on the Board. The Compensation Committee annually reviews the total compensation of our non-employee directors and each element of our non-employee director compensation plan (the “Director Compensation Plan”) and makes a recommendation regarding the Director Compensation Plan to the Board. This review typically takes place in May of each year.
Board Fees. In May 2025, the Board approved an annual retainer of $60,000 for each non-employee director, $25,000 for the chair of the Audit Committee, $20,000 for the chair of the Risk Committee, $18,000 for the chair of the Compensation Committee, $13,000 for the chair of the Nominating & Corporate Governance Committee, $17,000 for the chair of the Directors Loan Committee, and $12,000 for non-employee directors who are members of the Bank’s Directors Loan Committee.
2015 Omnibus Stock Incentive Plan. Our directors are eligible for awards under our 2015 Omnibus Stock Incentive Plan. The awards may be issued in the form of stock options, restricted stock, RSUs or stock appreciation rights. Ms. Bradford and Messrs. Cameron, Lucht, Petty, and Valine each received an award of 2,946 RSUs on May 20, 2025, valued at $82,635. Mr. McHenry received a pro-rated award of 3,080 RSUs on May 28, 2025, valued at $82,390. Mr. Lunsford received a pro-rated award of 1,890 RSUs on August 12, 2025, valued at $62,616. Information regarding the 2015 Omnibus Stock Incentive Plan can be found under the heading “2015 Omnibus Stock Incentive Plan” above.
The following table presents a summary of all compensation received or earned by the Company’s non-employee directors for their service during the year ended December 31, 2025. Directors of the Company who are also employees are not separately compensated for their service on the Board of Directors. No director received any non-equity incentive plan compensation or non-qualified deferred compensation earnings in 2025.

Name of Director	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All Other Compensation (3)	Total

Tonya W. Bradford	$72,000	$82,635	$—	$—	$154,635
William H. Cameron	90,000	82,635	—	—	172,635
David G. Lucht	103,333	82,635	—	—	185,968
Jeffrey W. Lunsford (4)	23,226	62,616	—	—	85,842
Patrick T. McHenry (5)	36,613	82,390	—	—	119,003
Miltom E. Petty	72,000	82,635	—	—	154,635
Neil L. Underwood	—	—	—	123,639	123,639
Yousef A. Valine	97,000	82,635	—	—	179,635

(1)Ms. Bradford and Messrs. Cameron, Lucht, Petty, and Valine each received an award of 2,946 RSUs with a grant date fair value of $82,635 on May 20, 2025. Mr. McHenry received a pro-rated award of 3,080 RSUs with a grant date fair value of $82,390 on May 28, 2025. Mr. Lunsford received a pro-rated award of 1,890 RSUs with a grant date fair value of $62,616 on August 12, 2025. All awarded RSUs vest on May 1, 2026. There were no other RSUs outstanding for any director as of December 31, 2025.
(2)No options were awarded to non-employee directors in 2025. At December 31, 2025, no non-employee directors had options outstanding.
(3)All other compensation includes personal use of the Company aircraft. For 2025, amounts for personal use of the Company’s aircraft were calculated using the AIC method and are based on variable costs incurred including fuel, applicable fees, maintenance service, crew travel, and other operating expenses. In February 2025, the Compensation Committee awarded Mr. Underwood up to 50 aircraft hours in lieu of the non-employee director annual retainer and RSU award received by our other non-employee directors.
(4)Mr. Lunsford was appointed as a member of our Board of Directors effective August 12, 2025.
(5)Mr. McHenry was appointed as a member of our Board of Directors effective May 21, 2025.

PROPOSAL 2: APPROVAL OF THE COMPANY’S
2026 OMNIBUS STOCK INCENTIVE PLAN
The Board of Directors has reviewed and approved, and recommends that shareholders approve, the Live Oak Bancshares, Inc. 2026 Omnibus Stock Incentive Plan, which we refer to as the “2026 Plan.” The Board believes the 2026 Plan is an essential component of our ability to attract, retain, and motivate employees, directors, and consultants whose performance is critical to the Company’s long‑term success and has determined that the adoption of the 2026 Plan is necessary to ensure that the Company has sufficient flexibility and equity capacity to continue providing meaningful equity incentives as the Company grows, competes for key talent, and responds to evolving market conditions in the banking industry. Equity‑based compensation aligns the interests of participants with those of our shareholders by directly linking compensation opportunities to increases in shareholder value.
Information Regarding Existing Equity Plan
As of the date of this Proxy Statement, the Company’s only active equity plan is the Amended and Restated 2015 Omnibus Stock Incentive Plan, as amended (the “2015 Plan”), which is scheduled to expire on May 24, 2026. As of March 20, 2026, there were 2,152,492 shares remaining available for future awards under the 2015 Plan. The following table contains information regarding awards outstanding under the 2015 Plan as of March 20, 2026:

Number of restricted stock units outstanding	2,275,013
Number of stock options outstanding	6,800
Weighted average exercise price of outstanding stock options	$15.96
Weighted average remaining term of outstanding stock options	0.1753 years
If the 2026 Plan is approved by shareholders, it will replace the 2015 Plan with respect to future issuances of equity compensation awards. The Board of Directors adopted the 2026 Plan on March 27, 2026, subject to shareholder approval. As of March 20, 2026, no further shares will be granted as awards under the 2015 Plan, unless the 2026 Plan is not approved by shareholders.
If the 2026 Plan is approved by shareholders, the 2015 Plan will terminate, and the Company will issue no additional awards under the 2015 Plan. Shares remaining available under the 2015 Plan as of the date of shareholder approval of the 2026 Plan will not roll over to the 2026 Plan. Awards outstanding under the 2015 Plan would remain outstanding and would continue to be governed by the terms of the 2015 Plan and any applicable award agreements. Shares underlying outstanding awards under the 2015 Plan that are forfeited for any reason in the future will not become available for grant under the 2026 Plan or otherwise. If adopted, the 2026 Plan will be the only plan of the Company pursuant to which stock-based awards are granted.
Principal Features of the 2026 Plan
The following is a summary of the principal features of the 2026 Plan. This summary is qualified in its entirety by the full text of the 2026 Plan, attached to this Proxy Statement as Appendix A.

Key Provisions
Following are the key provisions of the 2026 Plan:

Provision of Plan	Description
Share Reserve:
•Up to 3,000,000 shares of voting common stock.

•The reserved shares will be reduced by one share for each share issued pursuant to awards awarded under the 2026 Plan, except that to the extent that an award or any portion thereof is settled in cash, such settlement will not reduce (or otherwise offset) the number of shares of voting common stock that may be available for issuance under the 2026 Plan.

Award Types:	•Incentive and nonstatutory stock options •Stock appreciation rights (“SARs”) •Restricted stock awards •Restricted stock unit awards (“RSUs”) •Dividend equivalent rights

Vesting:	Determined by the Board of Directors or a committee designated by the Board

Repricing:	Repricing of outstanding awards is not permitted without the approval of our shareholders, except for certain proportionate capitalization adjustments as set forth in the 2026 Plan.

Effective Date:	The 2026 Plan, which was approved by the Board of Directors on March 27, 2026, will become effective on such date, subject to the approval of the 2026 Plan by the Company’s shareholders.

Termination Date:	Ten years from the effective date.
Administration
The 2026 Plan will be administered by the Board or a committee designated by the Board. With respect to grants of awards to our officers or directors, the 2026 Plan will be administered by the Board or a designated committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Exchange Act. The plan administrator will have the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules, or procedures to accommodate rules or laws of applicable non-United States jurisdictions, adjust awards, and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2026 Plan.
To the extent permitted by applicable law, the Board may delegate to a committee of one or more officers of the Company the authority to make awards or to take other actions pursuant to the 2026 Plan, but in no event shall an officer be delegated the authority to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act, members of the Board, or officers to whom authority to grant or amend awards has been delegated. Any such delegation will be subject to the restrictions and limits that the Board specifies at the time of such delegation, and may be rescinded at any time by the Board.
Available Shares
Subject to adjustment upon certain corporate transactions or events, up to 3,000,000 shares of the Company’s voting common stock may be issued under the 2026 Plan. This share allocation is intended to manage the Company’s equity grant requirements for approximately the next three years. The Board of Directors considered a number of factors, including our historical use of compensatory equity awards, anticipated dilution of shareholders, the projected growth of the Company, and potential future talent acquisition needs in reaching its decision to authorize 3,000,000 shares under the 2026 Plan.

Any shares covered by an award that is forfeited, canceled, or expires will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2026 Plan. Shares that actually have been issued under the 2026 Plan pursuant to an award will not be returned to the 2026 Plan and will not become available for future issuance under the 2026 Plan, other than unvested shares that are forfeited or repurchased by us. In the event any option or other award granted under the 2026 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2026 Plan. To the extent that an award or any portion thereof is settled in cash, such settlement will not reduce (or otherwise offset) the number of shares of voting common stock that may be available for issuance under the 2026 Plan. Shares of voting common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options will not be available for awards under the 2026 Plan.
Dividends
No dividend or dividend equivalent will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the participant.
Eligibility and Types of Awards
The 2026 Plan will permit us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to employees, directors, and consultants of the Company and any parent or subsidiary of the Company.
Stock Options. A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code (the “Code”), or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for a stock option, within the terms and conditions of the 2026 Plan provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our voting common stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2026 Plan will become exercisable at the rate specified by the plan administrator.
The plan administrator will determine the term of the stock options granted under the 2026 Plan up to a maximum of ten years, except in the case of certain incentive stock options, as described below. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the option holder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the option holder’s stock option award agreement. The option holder’s stock option award agreement may provide that upon the termination of the option holder’s relationship with us for cause, the option holder’s right to exercise his or her options will terminate concurrently with the termination of the relationship. If an option holder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.
Acceptable consideration for the purchase of voting common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) delivery of a promissory note acceptable to the plan administrator (subject to minimum interest provisions set forth in the 2026 Plan), (iii) a broker-assisted cashless exercise, (iv) the tender of voting common stock previously owned by the option holder, (v) a net exercise of the option, (vi) past or future services rendered, and (vii) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution. Incentive stock options may be granted only to our employees (or to employees of any parent company and subsidiaries). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our voting common stock with respect to which incentive stock options are exercisable for the first time by an option holder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options and will instead be treated as nonstatutory stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock (or that of our parent or subsidiaries, if any) may not be an incentive stock option unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.
Stock Appreciation Rights. SARs may be granted under the 2026 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator will determine both the number of shares of voting common stock related to each SAR and the exercise price for a SAR, within the terms and conditions of the 2026 Plan, provided that the exercise price of a SAR cannot be less than 100% of the fair market value of the voting common stock subject thereto on the date of grant. In the case of a SAR granted concurrently with a stock option, the number of shares of voting common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.
The plan administrator will determine whether to deliver cash in lieu of shares of voting common stock upon the exercise of a SAR. If voting common stock is issued, the number of shares of voting common stock that will be issued upon the exercise of a SAR is determined by dividing (i) the number of shares of voting common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of voting common stock on the exercise date.
If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of voting common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.
The exercise of a SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2026 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.
Restricted Stock. Restricted stock awards are awards of shares of our voting common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.
Restricted Stock Units. An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.
Dividend Equivalent Rights. Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of voting common stock. The plan administrator sets the terms of any award of dividend equivalent rights.
Performance-Based Compensation. The 2026 Plan establishes procedures for the Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. The plan administrator will have the discretion to adjust the minimum level of achievement required for achievement of performance awards if the plan administrator determines that a change in our business, operations, corporate structure or capital structure, the manner in which we conduct our business, or other events or circumstances render the performance objectives unsuitable. The plan administrator will also have the discretion to adjust the performance objectives for other material events not originally contemplated when the performance objectives were established, such as extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or other unusual items.
The business measures that may be used to establish the performance criteria may include one of, or a combination of, the following:
•Net earnings or net income (before or after taxes);
•Earnings per share;
•Net sales growth;
•Net operating profit;
•Return measures (including, but not limited to, return on assets, capital, equity, or sales);
•Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
•Cash flow per share;
•Earnings before or after taxes, interest, depreciation, and/or amortization;
•Gross or operating margins;
•Productivity ratios;
•Share price (including, but not limited to, growth measures and total shareholder return);
•Expense targets or ratios;
•Charge-off levels;
•Improvement in or attainment of revenue levels;
•Deposit growth;
•Operating efficiency;
•Operating expenses;
•Economic value added;
•Improvement in or attainment of expense levels;
•Improvement in or attainment of working capital levels;
•Debt reduction;
•Capital targets;
•Consummation of acquisitions, dispositions, projects or other specific events or transactions; or
•Other significant operational or business milestones.
Corporate Transactions
Effective upon the consummation of a corporate transaction, all outstanding awards under the 2026 Plan will terminate unless they are assumed in connection with the corporate transaction.
The plan administrator has the authority to determine, before or at the time of any corporate transaction, the impact that the corporate transaction will have on outstanding awards under the 2026 Plan. For example, the plan administrator may determine that (i) awards will vest and become exercisable, or that other restrictions on such awards will lapse, (ii) awards will be assumed by the surviving corporation in the corporate transaction or replaced with awards that have substantially equivalent terms, (iii) participants will receive a payment in satisfaction of outstanding awards, and (iv) in the case of options and SARs, participants will receive a payment in an amount equal to the amount, if any, by which the fair market value of the shares subject to award exceeds the exercise price. The plan administrator is not required to treat all awards in the same way.
Clawback Policy
All awards under the 2026 Plan will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with any applicable compensation recovery, clawback, forfeiture or other similar policy adopted by our Board and as in effect from time to time or applicable law. Further, to the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of an award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant may be required to repay any such excess amount to the Company.
Amendment and Termination
Our Board generally may amend, suspend, or terminate the 2026 Plan. However, it may not amend the 2026 Plan without shareholder approval for certain actions, such as an increase in the number of shares reserved under the 2026 Plan, modifications to the provisions of the 2026 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2026 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2026 Plan, and certain modifications to awards, such as reducing the exercise price per share, canceling and re-granting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.
Tax Withholding
The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares of voting common stock from the shares of voting common stock issued or otherwise issuable to the participant in connection with the award, (iii) delivering to the Company already-owned shares of voting common Stock, (iv) selling shares of voting common stock from the shares of voting common stock issued or otherwise issuable to the participant in connection with the award, (v) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (vi) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2026 Plan.
Summary of United States Federal Income Tax Aspects Related to the 2026 Plan
The following summary is intended only as a general guide to certain United States federal income tax consequences under current law of participation in the 2026 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than United States federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2026 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.
Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.
If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.
If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.
The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (i) sales of the shares in a disqualifying disposition, (ii) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (iii) tax credits that may be available to participants subject to the alternative minimum tax.
Nonstatutory Stock Options. Options not qualifying as incentive stock options, along with options expressly designated as nonstatutory stock options, will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (i) the exercise price is not less than the fair market value of the stock on the date of grant, and (ii) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased. If the participant is an employee, such ordinary income amount will be subject to withholding of income and employment taxes. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.
Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.
Stock Appreciation Rights. A participant will not normally recognize taxable income upon the receipt of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of voting common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).
Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.
The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (i) the date the shares become transferable, (ii) the date the shares are no longer subject to a substantial risk of forfeiture, or (iii) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired.
Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to the Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short- term depending on whether the stock was held for more than one year.
We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.
Restricted Stock Units. A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Dividend Equivalent Rights. A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Other Awards. We generally will be entitled to an income tax deduction in connection with an award under the 2026 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.
Section 409A. Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2026 Plan will be designed to qualify for an exemption from the requirements of Section 409A. Certain awards under the 2026 Plan, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2026 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.
Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2026 Plan. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, our three other most highly compensated officers, any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, the next five highest-compensated employees. Compensation attributable to awards under the 2026 Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. In addition, the Company’s ability to realize the benefit of any tax deductions described above depends on our generation of taxable income as well as the requirement of reasonableness, other limitations on deductions in the Code and the satisfaction of tax reporting obligations.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2 APPROVING THE COMPANY’S 2026 OMNIBUS STOCK INCENTIVE PLAN.

PROPOSAL 3: APPROVAL OF THE COMPANY’S
2026 EMPLOYEE STOCK PURCHASE PLAN
The Board of Directors has reviewed and approved, and recommends that shareholders approve, the Live Oak Bancshares, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”). The ESPP is a benefit to be broadly available to our employees that will allow them to purchase shares of the Company’s voting common stock at a discount. The 2026 ESPP is intended to replace the Company’s Amended and Restated 2014 Employee Stock Purchase Plan (the “2014 ESPP”), under which limited shares remain available and which will terminate on December 31, 2026. We are asking shareholders to approve the ESPP at the Annual Meeting so that we may continue to have this tool available to assist us in recruiting and motivating qualified personnel to help us achieve our business goals, including creating long-term value for shareholders. If the ESPP is approved by shareholders, it will replace the 2014 ESPP. The Board of Directors adopted the ESPP on March 27, 2026, subject to shareholder approval. If the ESPP is approved by shareholders, sales will continue under the 2014 ESPP until the conclusion of the current offering period, after which the 2014 ESPP would terminate and no further sales would be made under the 2014 ESPP. Shares remaining available under the 2014 ESPP will not roll over to the ESPP.
The following is a summary of the principal features of the ESPP. This summary is qualified in its entirety by the full text of the ESPP, attached to this Proxy Statement as Appendix B.
Purpose
The purpose of the ESPP is to provide eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company, and to provide an incentive for continued employment.
Administration
The ESPP will be administered by our Board, or if directed by the Board, by the Compensation Committee or any other Board committee. The administrator has full power and authority to interpret the provisions of the ESPP, determine eligibility and adjudicate all disputes arising under the ESPP, determine the terms and conditions of any right to purchase shares under the ESPP, establish rules and appoint agents for proper administration of the ESPP, amend outstanding rights to purchase shares under the ESPP, and generally make any other determination or take any other action the administrator deems necessary or desirable. The Company will pay all reasonable expenses incurred in connection with the administration of the ESPP. Subject to applicable law, no member of the Board or committee will be liable for any action or determination made in good faith in connection with the operation, administration, or interpretation of the ESPP.
Available Shares
350,000 shares of voting common stock will be made available for sale under the ESPP, subject to certain adjustments contemplated in the ESPP.
Eligibility and Participation
All employees of the Company and its subsidiaries as designated from time to time by the administrator are eligible to participate in the ESPP, except that the administrator may exclude one or more of the following categories of employees from participating: (i) any employee who has a period of employment with the Company of less than two years (or some shorter period of employment as may be established by the administrator); (b) any employee whose customary employment is less than 20 hours per week (or at the discretion of the administrator a threshold less than 20 hours per week); (c) any employee whose customary employment is less than five months (or at the discretion of the administrator a threshold less than five months) in any calendar year; or (d) any employee who is a “highly compensated employee” as defined in Section 414(q) of the Code (provided that the administrator may also exclude subsets of highly compensated employees to the extent permitted by Section 423 of the Code and the regulations issued thereunder). In addition, any employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or who, as a result of being granted an option under the ESPP, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, is excluded from participation in the ESPP.
Offering Periods
Generally, there will be two six-month offering periods under the ESPP each calendar year, the first commencing on March 15 and ending on September 14, and the second commencing on September 15 and ending on March 14. The administrator may establish additional or alternative sequential or overlapping offering periods, which may have different durations, but no offering period may exceed 27 months. The first day of each offering period will be the date of grant for that offering period, and the last day of each offering period will be the purchase date for that offering period.
For each offering period, the administrator may specify a dollar amount, known as the “Offering Factor,” on the basis of which the number of shares of voting common stock to be covered by the option granted to each eligible employee will be determined. Each option for an offering period will entitle the eligible employee to purchase a number of whole shares of voting common stock equal to the lesser of (i) such employee’s annual rate of base compensation as of the day prior to the date of grant of that offering period divided by the Offering Factor, or (ii) a fixed maximum quantity. In the event the administrator has not established an Offering Factor or another fixed maximum quantity prior to the date of grant, then the number of shares as to which each option applies will be determined by dividing $12,500 by the fair market value of one share as of the date of grant.
In addition, as required by Section 423 of the Code, no participant will be entitled to purchase shares at a rate that exceeds $25,000 in fair market value during any calendar year.
Payroll Deductions and Stock Purchases
Eligible employees may participate in the ESPP only by means of payroll deductions. Payroll deductions with respect to the ESPP may be no less than $12 nor more than $817 for any bi-weekly pay period, except as may be established by the administrator before an offering begins. Payroll deductions are credited to a non-interest bearing savings account established at Live Oak Banking Company. Interest will not be paid on any such payroll deductions, unless the administrator elects to make interest payments to all participants on a non-discriminatory basis.
During an offering period, a participant may elect to (i) decrease the amount to be withheld as many times as desired, (ii) stop further withholding, or (iii) on not more than two occasions in any one offering period, increase the amount withheld. Any change will be effective on the first day of the first pay period that is at least seven days after such notice is received; however, no change in withholding is permitted during the last 30 days of an offering period.
So long as a participant is enrolled, such participant will automatically exercise the option to acquire the number of whole shares on the purchase dates that may be purchased with such participant’s accumulated payroll deductions at a purchase price per share equal to 85% of the lesser of (i) the fair market value of a share of voting common stock on the date of grant or (ii) the fair market value of a share of voting common stock on the purchase date, provided that such number of whole shares purchased on such purchase date may not exceed the number of shares subject to such participant’s option. Any portion of an option remaining unexercised will expire at the end of the offering period.
Any cash balance remaining in a participant’s account following purchase of the shares on the purchase date will be refunded to the participant as soon as practicable after such purchase date, provided, however, that the Company may establish procedures whereby cash amounts less than the amount necessary to purchase a whole share may be retained in the participant’s account and applied toward the purchase of shares in a subsequent offering period.
Holding Period
The administrator may, in its discretion, impose a minimum holding period on shares purchased under the ESPP, during which each participant’s right to transfer or otherwise dispose of shares will be restricted for a specified period of time, unless such holding period is prohibited by applicable law. The holding period will commence on the purchase date and will continue for a period established by the compensation committee of the Board, but not beyond the later of the second anniversary of the date of grant or the first anniversary of the purchase date. Any such holding period may be imposed for all shares purchased during a particular offering period.
Enrollment and Withdrawal
In order to participate in the ESPP, an eligible employee must enroll by completing an enrollment form not later than three days before the first day of the offering period. An eligible employee who has not enrolled by such date may not participate in an offering period, but will, if still eligible, be able to participate in subsequent offering periods. Once enrolled, a participant’s enrollment carries forward to each subsequent offering period until the participant’s employment ends or the participant withdraws from participation.
A participant may withdraw from an offering period at any time up to 15 days (or such other period established by the administrator) prior to the end of the offering period. Once withdrawn, a participant may not again participate in the offering period in which they withdrew. Withdrawing does not waive the participant’s right to participate in future offering periods. Upon withdrawal, a participant’s accumulated payroll deductions will be returned as soon as practicable, without interest (unless otherwise determined by the administrator).
Effect of Termination of Employment
In the event of a participant’s termination of employment for any reason (including for retirement, disability, or death) or failure to remain eligible to participate in the ESPP, any payroll deductions credited to such participant’s account and not previously used to purchase shares will be returned to the participant as soon as practicable, without interest (unless otherwise determined by the administrator).
Shareholder Rights
No participant will have any rights as a shareholder of the Company with respect to any shares subject to an option under the ESPP until (i) the option has been validly exercised, (ii) full payment has been made for the shares, and (iii) the shares have been actually delivered to the participant.
Non-Transferability
Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will or the law of descent and distribution. A participant may designate a beneficiary, however, who will receive any shares and/or cash owed to the participant following the participant’s death.
Adjustments
In the event a change is made to the Company’s voting common stock by reason of a stock split, stock dividend, recapitalization, recombination of shares, exchange of shares, or other change affecting the outstanding voting common stock as a class without the Company’s receipt of consideration, the administrator will make appropriate adjustments to (i) the maximum number and class of securities issuable under the ESPP and (ii) the number and class of securities and price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.
Corporate Transactions
In the event of a corporate transaction (such as a merger or other acquisition of the Company), the Board, in its sole discretion, may arrange for the acquiring corporation to assume the Company’s rights and obligations under the ESPP. If no such arrangement is made, the ESPP will terminate and all outstanding options will terminate to the extent they are not exercised as of the date of the corporate transaction. In the event of such termination, the payroll deductions not previously used to purchase shares will be returned to the participant, without interest (unless otherwise determined by the administrator).

Tax Matters
Each participant in the ESPP is responsible for all federal, state, local or other taxes of any nature imposed by applicable law in connection with the purchase of stock under the ESPP. If the administrator determines that the Company is required to withhold taxes in connection with the purchase of stock under the ESPP, then the Company will be authorized to withhold and pay such tax out of any shares purchased by the participant or from the participant’s salary or any other funds otherwise payable to the participant, or, prior to and as a condition of exercising such option, the Company may require that the participant pay to it in cash the amount of any such tax which the administrator, in good faith, determines is required to be withheld.
Participants are encouraged to consult with their personal tax advisors regarding the impact of any purchase or disposition of stock pursuant to the ESPP.
Amendment and Termination
The ESPP will terminate ten (10) years from the effective date unless earlier terminated by the Board or at such time as all available shares under the ESPP have been issued. Following any such termination, no further purchase rights may be granted under the ESPP, but such termination will not affect any purchase rights granted prior to such termination.
The Board generally may amend, suspend, or terminate the ESPP without shareholder approval. However, it may not amend the ESPP without shareholder approval for any amendment that would: (a) increase the aggregate number of shares that may be issued pursuant to the ESPP, (b) change the formula by which the option price is determined, (c) change the formula by which the number of shares which any participant may purchase is determined, or (d) make any other material change for which shareholder approval is required by the rules of the principal stock exchange or market on which the Company’s stock is then traded.
Section 423 of the Code and regulations promulgated thereunder may also impose shareholder approval requirements in connection with certain amendments to the ESPP.
Summary of Federal Income Tax Consequences of the ESPP
The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. ESPP participants should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.
The ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. Under such a plan, no taxable income is recognized by a participant either at the time a right is granted to purchase shares under the ESPP or at the time shares are purchased thereunder. The amounts deducted from a participant’s pay to purchase shares under the ESPP will be included in the participant’s compensation income and subject to all taxes normally applicable to compensation income, including federal, state and local income taxes and social security taxes. A participant will recognize income or loss in the year in which a sale or other disposition is made of the shares purchased under the ESPP as described below.
If a participant disposes of shares acquired under the ESPP more than two years after the grant date (which for each offering period is the first day of that offering period) and more than one year after the purchase date (which is generally the last day of the offering period), or if a participant dies while owning such shares, then upon such qualifying disposition or death, the participant will recognize ordinary income subject to federal income tax equal to the lesser of (a) the excess of the fair market value of the stock on the date of the qualifying disposition or death over the purchase price and (b) the excess of the fair market value of the stock on the grant date over the exercise price. The federal long-term capital gain tax rate will apply to the excess, if any, of the amount realized upon the disposition over the sum of the purchase price and the amount of ordinary income recognized upon disposition. If a qualifying disposition produces a loss (the value of the shares on the date of disposition is less than the purchase price), no ordinary income will be recognized and federal long-term capital loss will apply, provided that the disposition involves certain unrelated parties.
If a participant disposes of the shares within two years after the grant date or within one year after the purchase date (other than by transfer to the participant’s estate or transfer by bequest or inheritance upon the death of a participant while owning shares) a “disqualifying disposition” will have occurred. Upon a disqualifying disposition, the difference between the fair market value of the shares on the date of purchase and the purchase price will be taxed to the participant as ordinary income and will be deductible by us (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (as discussed below), and the satisfaction of a tax reporting obligation). The difference, if any, of the amount realized upon the disposition over the market value of the shares on the date of purchase will be taxed as long-term or short-term capital gain or loss, depending on the holding period and the market value of the shares on the date of disposition.
Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, our next five highest-compensated employees. Compensation attributable to awards under the ESPP, either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3 APPROVING THE COMPANY’S 2026 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4: NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires that the Company include in its Proxy Statement a resolution subject to a shareholder advisory vote on the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement (commonly referred to as a “say-on-pay” vote).
The compensation paid to the Company’s NEOs is disclosed in this Proxy Statement in the section above entitled “Executive Compensation and Other Matters.” The compensation of the Company’s NEOs is designed to enable the Company and its subsidiary bank to attract and retain talented and experienced senior executives to lead the Company successfully in a competitive banking environment. Shareholders are being asked to cast a non-binding, advisory vote on the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to Live Oak Bancshares, Inc.’s named executive officers who are set forth in the summary compensation table of this Proxy Statement, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the related narrative discussion in this Proxy Statement.”
The affirmative vote of a majority of our voting common stock present or represented and voting on our executive compensation is required to approve our executive compensation. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
This “say-on-pay” advisory vote is not binding on the Board of Directors. The vote will not be construed to overrule any decision by the Company or the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics and the opinions of the Company’s shareholders. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding the Company’s executive compensation programs.
When you cast your vote, we urge you to consider the description of our executive compensation program contained in the compensation discussion and analysis and the accompanying tables and narrative disclosures.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ABOVE RESOLUTION REGARDING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 5:  RATIFICATION OF INDEPENDENT AUDITORS
On August 6, 2024, the Audit Committee of the Company approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit its consolidated financial statements for 2024. KPMG replaced Forvis Mazars, LLP (“Forvis Mazars”), which audited the Company’s consolidated financial statements for 2023 and was dismissed as the Company’s independent registered public accounting firm on August 6, 2024. The change in accountants was approved by the Company’s Audit Committee following a competitive proposal process.
During 2023 and 2022, and through the date of the Audit Committee’s action to approve the appointment of KPMG, neither the Company, nor anyone on its behalf, consulted with KPMG regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (b) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K, or any “reportable events,” as defined in Item 304(a)(1)(v) of SEC Regulation S-K.
In connection with Forvis Mazars’s audits during the two years ended December 31, 2023 and 2022, and through the date of the Audit Committee’s action dismissing Forvis Mazars, there have been no (a) disagreements with Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Forvis Mazars’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements, or (b) any “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of SEC Regulation S-K.
Forvis Mazars’s audit report on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
The Company provided Forvis Mazars with a copy of the above disclosures and requested that Forvis Mazars issue a letter, addressed to the SEC, stating whether or not Forvis Mazars agrees with the above statements. A copy of Forvis Mazars’s letter dated August 9, 2024, addressed to the SEC, is filed as Exhibit 16.1 to the Current Report on Form 8-K, filed with the SEC on August 9, 2024.
The Audit Committee, pursuant to authority granted to it by the Board of Directors, has appointed KPMG, independent registered public accountants, as the Company’s independent auditors for 2026. The Board of Directors has ratified and confirmed the appointment. A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.
The Board of Directors is submitting this proposal to the vote of the shareholders as a matter of good corporate governance. If shareholders do not ratify the selection of KPMG, the Audit Committee will reconsider, but might not change, their appointment.

Fees billed from KPMG and Forvis Mazars in connection with the audit of the Company’s annual consolidated financial statements and for other services rendered, as of the date of this Proxy Statement, are presented in the following table for 2025 and 2024.
AUDIT FEES

	2025		2024
	KPMG	Forvis Mazars	KPMG	Forvis Mazars

Audit Fees (1)	$2,123,088	$175,448	$1,011,804	$510,016
Audit-Related Fees (2)	60,000	—	—	14,500
Tax Fees (3)	35,750	—	25,750	—
All Other Fees	—	—	—	—
Total Fees	$2,218,838	$175,448	$1,037,554	$524,516

(1)Includes fees billed for audits of annual consolidated financial statements, reviews of consolidated financial statements included in quarterly reports on Form 10-Q, consents issued, reviews of registration statements, and reviews of various Form 8-Ks.
(2)Includes fees billed for audit of employee benefit plan.
(3)Includes fees billed or expected to be billed for services relating to tax planning, compliance and consulting.
All services rendered during 2025 were subject to pre-approval by the Audit Committee. The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent auditors. Under this policy, each year at the time it engages the independent auditor, the Audit Committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis. The Audit Committee has considered whether KPMG’s provision of other non-audit services to the Company is compatible with maintaining independence of KPMG. The Audit Committee has determined that it is compatible with maintaining the independence of KPMG.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 5 RATIFYING KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2026.

Report of the Audit Committee
The Audit Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s internal audit program. The Audit Committee assesses the performance and independence of the Company’s independent auditors and recommends their appointment and retention. The Audit Committee has in place pre-approval policies and procedures that require an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.
During the course of its examination of the Company’s audit process in 2025, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, KPMG LLP, all matters that are required to be discussed in accordance with standards adopted by the Public Company Accounting Oversight Board (“PCAOB”). Furthermore, the Audit Committee received from KPMG LLP disclosures regarding their independence in accordance with applicable standards of the PCAOB, and have discussed with KPMG LLP their independence.
Based on the review and discussions above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
This report is submitted by the Audit Committee:

William H. Cameron
Miltom E. Petty
Yousef A. Valine, Chair

OTHER MATTERS
The Board of Directors knows of no other business that will be brought before the Annual Meeting.  Should other matters be properly presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.
PROPOSALS FOR 2027 ANNUAL MEETING
Shareholders may present proposals for action at meetings of shareholders only if they comply with the proxy rules established by the SEC, applicable North Carolina law and our Bylaws.
Under SEC Rule 14a-8, in order for a shareholder proposal to be included in our proxy solicitation materials for the 2027 Annual Meeting, it must be delivered to our principal executive offices located at 1741 Tiburon Drive, Wilmington, North Carolina 28403 by December 3, 2026; provided, however, that if the date of the 2027 Annual Meeting is more than 30 days before or after May 19, 2027, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such Annual Meeting.
Our Bylaws permit any shareholder of voting common stock to nominate directors. Shareholders wishing to nominate a director must deliver written notice of the nomination to our Corporate Secretary at least 120 days prior to the meeting at which directors will be elected. The shareholder making such nomination must also submit a detailed resume of the nominee, stating the reasons why such person would be qualified to serve on the Board of Directors and the written consent of the nominee that, if elected, such nominee would serve as a member of the Board of Directors. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s “universal proxy” rules, shareholders who intend to solicit proxies in support of director nominees must include the additional information required by SEC Rule 14a-19(b).
Management’s proxy holders for the 2027 Annual Meeting will have discretion to vote proxies given to them on any shareholder proposal of which the Company does not have notice on or before February 16, 2027.
HOUSEHOLDING MATTERS
The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the proxy materials may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of the proxy materials either now or in the future, please contact our Corporate Secretary at the Company’s offices at 1741 Tiburon Drive, Wilmington, North Carolina 28403 or at (910) 790-5867. Upon written or oral request to the Corporate Secretary, the Company will provide a separate copy of the proxy materials. In addition, shareholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.
SHAREHOLDER COMMUNICATIONS
The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors; however, any shareholder may submit written communications to our Corporate Secretary at the Company’s offices at 1741 Tiburon Drive, Wilmington, North Carolina 28403, and such communications will be forwarded to the Board of Directors as a group or to the individual director or directors addressed.
Shareholders and other interested parties wishing to communicate with the independent directors as a group may do so by sending a written communication addressed to our Corporate Secretary, Live Oak Bancshares, Inc., 1741 Tiburon Drive, Wilmington, North Carolina 28403.

ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC is accessible free of charge in the investor relations section of our website at www.liveoak.bank. The Annual Report on Form 10-K contains audited consolidated balance sheets of the Company as of December 31, 2025 and 2024, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2025. You can request a copy of our Annual Report on Form 10-K free of charge by contacting our Corporate Secretary, Live Oak Bancshares, Inc., 1741 Tiburon Drive, Wilmington, North Carolina 28403.

APPENDIX A

LIVE OAK BANCSHARES, INC.
2026 OMNIBUS STOCK INCENTIVE PLAN

Approved by the Board and Shareholders on
March 27, 2026 and May [•], 2026, respectively
1.Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel to serve as Employees, Directors or Consultants; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Participants with those of the Company’s shareholders; and to promote the success of the Company’s business.
2.Definitions. The following definitions will apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition will supersede the definition contained in this Section 2.
(a) “Administrator” means the Plan Administrator as described in Section 4. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 4(c), the term “Administrator” will refer to such person(s) unless such delegation has been revoked.
(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of North Carolina, and, to the extent other than North Carolina, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
(c) “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed as continuing in effect by the Company, or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
(d) “Award” means the grant of an Option, Stock Appreciation Right, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.
(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto.
(f) “Board” means the Board of Directors of the Company.
(g) “ Cause” means, with respect to the termination by the Company or a Related Entity of a Participant’s Continuous Service:
(i)that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Participant and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” will not apply until a Corporate Transaction actually occurs; or
(ii)in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Participant’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Participant’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the removal of the Participant from office or permanent prohibition of the Participant from participating in the affairs of the Company or a Related Entity by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or (g)(1), or any other Applicable Law; (D) the occurrence of any event that results in the Participant being excluded from coverage, or having coverage limited for the Participant, under the Company’s blanket bond or other fidelity or insurance policy covering its directors, officers, or employees; (E) the Participant’s material breach of any non-competition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (F) the Participant’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (G) if the Participant is an Employee or Consultant, the Participant’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (H) if the Participant is an Employee, the Participant’s failure to follow the reasonable instructions of the Board or such Participant’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Participant or, if cured, recurs within 180 days.
(h) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.
(i)“Committee” means any committee appointed by the Board to administer the Plan in accordance with Section 4(a) below.
(j)“Common Stock” means the Company’s voting common stock, no par value per share.
(k) “Company” means Live Oak Bancshares, Inc., a North Carolina corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
(l)“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(m)“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service will be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Participant’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Participant provides services ceasing to be a Related Entity. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan will include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option will be treated as a Non-statutory Stock Option beginning on the day three months and one day following the expiration of such three month period.
(n) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator will determine under parts (ii), (iii) and (iv) whether multiple transactions are related, and its determination will be final, binding and conclusive:

(i)a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Company in one or a series of related transactions;
(iii)any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
(iv)acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.
(o) “Data” has the meaning set forth in Section 21 of this Plan.
(p) “Director” means a member of the Board or the board of directors of any Related Entity.
(q) “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Related Entity to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.
(r)“Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
(s)“Dividend Equivalent Right” means a right entitling the Participant to compensation measured by dividends paid with respect to Common Stock.
(t)“Effective Date” has the meaning set forth in Section 15 below.
(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity to an individual will not be sufficient to make such individual an “Employee” of the Company or a Related Entity.
(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(w)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.
(i)If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the New York Stock Exchange or the NYSE American , its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the

Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)If the Common Stock is regularly quoted on an automated quotation system (including the OTC markets and systems maintained by OTC Markets Group Inc.) or by a recognized securities dealer, its Fair Market Value will be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof will be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.
(x)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(y)“Non-statutory Stock Option” means an Option that either (i) is not intended to qualify as an Incentive Stock Option, or (ii) fails to qualify as an Incentive Stock Option.
(z)“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(aa) “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.
(ab) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ac) “Participant” means the holder of an outstanding Award.
(ad) “Performance Award” means an Award under the Plan in which the vesting or other realization of the Award by a Participant is subject to the achievement of certain performance criteria over the course of a Performance Period, all as determined by the Administrator in accordance with Section 8 below.
(ae) “Performance Period” means the time period established by the Administrator during which specified performance criteria must be met in connection with a Performance Award as described in Section 8 below.
(af)“Plan” means this Live Oak Bancshares, Inc. 2026 Omnibus Stock Incentive Plan, as the same may be amended from time to time.
(ag) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than 30 days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Participant’s Continuous Service, or such longer period as may be applicable upon death, Disability or Retirement.
(ah) “Related Entity” means any Parent or Subsidiary of the Company.
(ai)“Restricted Stock” means Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
(aj)“Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ak) “Retirement” means the termination by the Participant of his or her Continuous Service where (i) the Participant has attained his or her 55th birthday, (ii) the Participant has served as an Employee for at least five consecutive years, and (iii) the sum of the Participant’s whole years of age plus the Participant’s whole years of Continuous Service is at least 70 prior to such termination, unless the Administrator determines such termination is not a Retirement for purposes of the Plan and/or any Award.
(al)“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as such rule may be amended from time to time, and includes any successor provisions thereto.
(am)“Stock Appreciation Right” means an Award entitling the Participant to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
(an) “Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.
(ao) “Share” means a share of the Common Stock.
(ap) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(aq) “Tax Obligations” means all federal, state, local, and foreign income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Participant’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.
3.Stock Subject to the Plan.
(a)General Share Reserve. Subject to adjustment as described in Section 13 below, the aggregate number of Shares which may be issued pursuant to all Awards under the Plan is 3,000,000. The Shares may be authorized, but unissued, or reacquired Common Stock. During the term of the Plan, the Company will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.
(b)Incentive Stock Option Limit. Subject to adjustment in accordance with Section 13, no more than 3,000,000 Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.
(c)Reversion of Shares to Share Reserve. Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) will be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options will not exceed the number specified in Section 3(b). Shares that actually have been issued under the Plan pursuant to an Award will not be returned to the Plan and will not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares will become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld will not again be available for Awards under the Plan. To the extent that an Award or any portion thereof is settled in cash (i.e., the Participant receives cash rather than Shares), such settlement will not reduce (or otherwise offset) the number of Shares that may be available for issuance under the Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be available for Awards under the Plan.
4.Administration of the Plan.
(a) Plan Administrator. The Plan will be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee will be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the

Exchange Act in accordance with Rule 16b‑3. Once appointed, such Committee will continue to serve in its designated capacity until otherwise directed by the Board.
(b) Powers of the Administrator. Subject to the Applicable Laws, the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
(ii)to determine whether and to what extent Awards are granted hereunder;
(iii)to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv)determine the vesting schedule (if any) applicable to all Awards under the Plan;
(v)to determine the type, terms and conditions of any Award granted hereunder;
(vi)to accelerate vesting on any Award or to waive any forfeiture restrictions applicable thereto or to waive any other limitation or restriction with respect to an Award;
(vii)to approve forms of Award Agreements for use under the Plan;
(viii)to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Participants favorable treatment under such rules or laws; provided, however, that no Award will be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
(ix)to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would materially adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-statutory Stock Option will not be treated as adversely affecting the rights of the Participant;
(x)to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;
(xi)to make other determinations as provided in this Plan; and
(xii)to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan will be final, conclusive and binding on all persons having an interest in the Plan.
(c) Delegation of Authority. To the extent permitted by Applicable Law, the Board may from time to time delegate to a committee of one or more Officers of the Company the authority to grant or amend Awards or to take other actions pursuant to this Section 4; provided, however, that in no event may an Officer of the Company be delegated the authority to grant awards to, or amend Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act, (ii) Directors, or (iii) Officers to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of authority will only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder will be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4(c) will serve in such capacity at the pleasure of the Board.
(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the

Board, the Administrator or the Company is delegated will be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person will offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
5.Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company or any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
6.Terms and Conditions of Awards.
(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a Stock Appreciation Right, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such Awards include, without limitation, Options, Stock Appreciation Rights, sales or bonuses of Restricted Stock, Restricted Stock Units, Performance Awards, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.
(b) Designation of Award. Each Award will be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award will be designated in the Award Agreement. In the case of an Option, the Option will be designated as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, any portion of an Option designated as an Incentive Stock Option that exceeds the $100,000 limitation of Section 422(d) of the Code will be treated as a Non-statutory Stock Option. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option will be a Non-statutory Stock Option.
(c) Conditions of Award. Subject to the terms of the Plan, the Administrator will determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.
(d) Term of Award. The term of each Award will be the term stated in the Award Agreement as determined by the Administrator, provided, however, that the term of any Option will be no more than 10 years from the date of grant thereof, and provided further that in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option will be no more than five years from the date of grant thereof. Notwithstanding the foregoing, the specified term of any Award will not include any period for which the Participant has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
(e) Date of Grant. Subject to the Applicable Laws, the date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.
(f)Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.
(g) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
(h) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
(i)Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Administrator from time to time.
(j)Early Exercise. An Award Agreement may, but need not, include a provision whereby the Participant may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(k) Transferability of Awards. Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s Award in the event of the Participant’s death on a beneficiary designation form provided by the Administrator.
(l)Stock Appreciation Rights. Stock Appreciation Rights may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each Stock Appreciation Right granted by the Administrator under this Plan will be subject to the following terms and conditions. Each Stock Appreciation Right granted to any Participant will relate to such number of Shares as determined by the Administrator, subject to adjustment as provided in Section 13. In the case of a Stock Appreciation Right granted with respect to an Option, the number of Shares to which the Stock Appreciation Right pertains will be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of a Stock Appreciation Right will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, will comply with all requirements of the

Exchange Act), the number of Shares which issuable upon the exercise of a Stock Appreciation Right will be determined by dividing:
(i)the number of Shares as to which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” will be the amount by which the Fair Market Value of the Shares subject to the Stock Appreciation Right on the exercise date exceeds (A) in the case of a Stock Appreciation Right related to an Option, the exercise price of the Shares under the Option or (B) in the case of a Stock Appreciation Right granted alone, without reference to a related Option, an amount determined by the Administrator at the time of grant, subject to adjustment under Section 13); by
(ii)the Fair Market Value of a Share on the exercise date.
In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator may elect to pay the holder of the Stock Appreciation Right cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares will be issued upon the exercise of a Stock Appreciation Right; instead, the holder of the Stock Appreciation Right will be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of a Stock Appreciation Right related to an Option will be permitted only to the extent that the Option is exercisable under its terms on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(l) will be deemed to have been converted into a Non-statutory Stock Option immediately prior to such surrender.
7.Award Exercise or Purchase Price.
(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award will be as follows.
(i)In the case of an Incentive Stock Option:
(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price will be not less than 110% of the Fair Market Value per Share on the date of grant; or
(2) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price will be not less than 100% of the Fair Market Value per Share on the date of grant.
(ii)In the case of a Non-statutory Stock Option, the per Share exercise price will be not less than 100% of the Fair Market Value per Share on the date of grant.
(iii)In the case of other Awards, such price as is determined by the Administrator.
(iv)Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(g) above, the exercise or purchase price for the Award will be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award and the Applicable Laws.
(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, will be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
(i)cash;
(ii)check;
(iii)delivery of Participant’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Participant under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;
(iv)surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award is exercised;
(v)with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) provides written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) provides written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;
(vi)with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;
(vii)past or future services actually or to be rendered to the Company or a Related Entity; or
(viii)any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(vii), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
8.Performance Awards.
(a) Grant of Performance Awards. The Administrator may issue Performance Awards under the Plan in accordance with this Section 8. Performance Awards may be Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or any other form of Award permitted pursuant to the Plan.
(b) Award Agreement for Performance Awards. Any Award intended to be a Performance Award pursuant to this Section 8 will be evidenced by an Award Agreement that will specify the number of Shares covered by the Award, the applicable performance criteria, the duration of the Performance Period, and such other terms and conditions as the Administrator determines in its sole discretion. Unless otherwise determined by the Administrator, payment of a Performance Award to a Participant will occur following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.
(c) Performance Criteria. The performance criteria for any Performance Awards will be established by the Administrator and may include, but are not limited to, any one of, or combination of, the following criteria:
(i)Net earnings or net income (before or after taxes);
(ii)Earnings per share;
(iii)Net sales growth;
(iv)Net operating profit;

(v)Return measures (including, but not limited to, return on assets, capital, equity, or sales);
(vi)Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
(vii)Cash flow per share;
(viii)Earnings before or after taxes, interest, depreciation, and/or amortization;
(ix)Gross or operating margins;
(x)Productivity ratios;
(xi)Share price (including, but not limited to, growth measures and total shareholder return);
(xii)Expense targets or ratios;
(xiii)Charge-off levels;
(xiv)Improvement in or attainment of revenue levels;
(xv)Deposit growth;
(xvi)Operating efficiency;
(xvii)Operating expenses;
(xviii)Economic value added;
(xix)Improvement in or attainment of expense levels;
(xx)Improvement in or attainment of working capital levels;
(xxi)Debt reduction;
(xxii)Capital targets;
(xxiii)Consummation of acquisitions, dispositions, projects or other specific events or transactions; or
(xxiv)Other significant operational or business milestones.
(d) Determination of Performance Criteria. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. Performance objectives may be adjusted for material items not originally contemplated in establishing the performance target for items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or unusual items. Performance measures may vary from Performance Award to Performance Award, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Administrator will have the authority to impose such other restrictions on as it may deem necessary or appropriate to ensure that Performance Awards satisfy all requirements of the Applicable Laws.
(e) Administrator Certification of Achievement of Performance Criteria. Following the completion of each Performance Period, the Administrator will determine whether the applicable performance criteria have been achieved for the Performance Awards for such Performance Period. In determining the amounts earned by a Participant pursuant to an Award issued pursuant to this Section 8, the Administrator will have the right to (i) adjust the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (ii) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (iii) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death, Disability or Retirement prior to a Corporate Transaction and prior to the end of the Performance Period.
9.Tax Withholding.
(a) Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Participant of any such Tax Obligations.
(b) The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy the Tax Obligations. As determined by the Administrator in its sole discretion from time to time, these methods may include one or more of the following:
(i)paying cash;
(ii)directing the Company to withhold cash or Shares deliverable to the Participant having a Fair Market Value equal to the amount required to be withheld;
(iii)delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;
(iv)selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;
(v)retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations; or
(vi)any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.
The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the Tax Obligations are required to be withheld.
10.Rights As a Shareholder.
(a) Restricted Stock. Except as otherwise provided in any Award Agreement, a Participant will not have any rights of a shareholder with respect to any of the Shares granted to the Participant under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or Dividend Equivalent Rights will be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.
(b) Other Awards. In the case of Awards other than Restricted Stock, a Participant will not have any rights of a shareholder, nor will dividends or Dividend Equivalent Rights accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the

Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
11.Exercise of Award.
(a) Procedure for Exercise.
(i)Any Award granted hereunder will be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.
(ii)An Award will be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made in compliance with the terms of the Award Agreement and the Plan.
(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Participant’s Continuous Service for any reason other than Disability or death, such Participant may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award), exercise the portion of the Participant’s Award that was vested at the date of such termination (or such greater portion of the Participant’s Award as may be determined by the Administrator). The Participant’s Award Agreement may provide for a different exercise period following a termination of Continuous Service for Retirement (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement). Unless otherwise provided in the applicable Award Agreement, the Participant’s right to exercise the Award will terminate concurrently with the termination of Participant’s Continuous Service for Cause. In the event of a Participant’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option will convert automatically to a Non-statutory Stock Option on the day three months and one day following such change of status. Unless otherwise determined by the Administrator, the unvested portion of a Participant’s Award will terminate as of the date of termination. In addition, if the Participant does not exercise the vested portion of the Participant’s Award within the Post-Termination Exercise Period, the Award will terminate upon the conclusion of the Post-Termination Exercise Period.
(c) Disability of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her Disability, such Participant may, but only within 12 months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option will automatically convert to a Non-statutory Stock Option on the day three months and one day following such termination. Unless otherwise determined by the Administrator, the unvested portion of a Participant’s Award will terminate as of the date of such termination. In addition, if the Participant does not exercise the vested portion of the Participant’s Award within the period specified in the Award Agreement following such termination, the Award will terminate upon the conclusion of such period.
(d) Death of Participant. In the event of a termination of the Participant’s Continuous Service as a result of his or her death, or in the event of the death of the Participant during the Post-Termination Exercise Period or during the 12 month period following the Participant’s termination of Continuous Service as a result of his or her Disability, the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Participant’s Award that was vested as of the date of termination, within 12 months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). Unless otherwise determined by the Administrator, the unvested portion of a Participant’s Award will terminate as of the date of the Participant’s death. In addition, if the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Participant’s Award within the period specified in the Award Agreement following the Participant’s death, the Award will terminate upon the conclusion of such period.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award will remain exercisable until one month after the date the Participant is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.
12.Conditions Upon Issuance of Shares; Manner of Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise or vesting of an Award unless the issuance and delivery of such Shares will comply with Applicable Laws. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award will be suspended until the Administrator determines that such delivery is lawful and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will have no obligation to effect any registration or qualification of the Shares under any Applicable Law.
(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
(c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.
(d) Form of Issuance of Shares. Subject to the Applicable Laws and any governing rules or regulations, the Company will issue or cause to be issued the Shares acquired pursuant to an Award and will deliver such Shares to or for the benefit of the Participant by means of one or more of the following as determined by the Administrator: (i) by delivering to the Participant evidence of book entry Shares credited to the account of the Participant, (ii) by depositing such Shares for the benefit of the Participant with any broker with which the Participant has an account relationship, or (iii) by delivering such Shares to the Participant in certificate form.
(e) Fractional Shares. No fractional Shares will be issued pursuant to any Award under the Plan; any Participant who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.
13.Adjustments. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment will be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of Shares subject to an Award. No adjustments will be made for dividends paid in cash or in property other than Common Stock of the

Company, nor will cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.
14.Corporate Transactions.
(a) Termination of Awards to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan will terminate, except that Awards will not terminate to the extent they are Assumed in connection with the Corporate Transaction.
(b) Effect of a Corporate Transaction. The Administrator may establish such terms and conditions relating to the effect of a Corporate Transaction on Awards as the Administrator deems appropriate, including, but not limited to, determining that: (i) one or more Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Corporate Transaction, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such Corporate Transaction; (ii) Awards will be Assumed by, or replaced with awards that have substantially equivalent terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation); (iii) Participants will receive a payment in satisfaction of outstanding Awards of Restricted Stock Units or of other rights or benefits, in such amount and form as may be determined by the Administrator; (iv) outstanding Options and Stock Appreciation Rights be terminated or surrendered, in exchange for a payment by the Company, in cash or other property as determined by the Administrator, in an amount equal to the amount, if any, by which the then Fair Market Value of the Shares subject to the Participant’s unexercised Options and Stock Appreciation Rights exceeds the exercise price (and, for the avoidance of doubt, if the Administrator determines in good faith that as of the date of the occurrence of the Corporate Transaction the per share Fair Market Value of the Shares does not exceed the per share exercise price of a given Award, then such Award may be terminated by the Company without payment), and (v) after giving Participants an opportunity to exercise all of their outstanding Options and Stock Appreciation Rights, the Administrator may terminate any or all unexercised Options and Stock Appreciation Rights at such time as the Administrator deems appropriate. In taking any of the actions permitted under this Section 14(b), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Such action(s) by the Administrator will take place as of the date of the Corporate Transaction or such other date as the Administrator may specify.
(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction will remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.
15.Effective Date and Term of Plan; Shareholder Approval.
(a) This Plan became effective upon its adoption by the Board on March 27, 2026 (the “Effective Date”). The Plan will continue in effect for a period of 10 years from the Effective Date unless sooner terminated, subject to the approval of the Plan by the shareholders of the Company as described in Section 15(c) below.
(b) The expiration of the Plan will not have the effect of terminating any Awards outstanding on such date, except as otherwise provided in the applicable Award Agreement.
(c) The Plan will be subject to approval by the shareholders of the Company. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.
16.Amendment, Suspension or Termination of the Plan.
(a) The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not, without the approval of the shareholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:
(i)increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;
(iii)modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13); or
(iv)extend the expiration date of the Plan.
(b) Except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not, without approval by the Company’s shareholders, (i) lower the exercise price of an Option or Stock Appreciation Right, (ii) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of a Share in exchange for cash or another Award, or (iii) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
(c) No Award may be granted during any suspension of the Plan or after termination of the Plan. No suspension or termination of the Plan will adversely affect any rights under Awards already granted to a Participant without his or her consent.
17.No Effect on Terms of Employment/Consulting Relationship. Neither the Plan nor any Award will confer upon any Participant any right with respect to the Participant’s Continuous Service, nor will either interfere in any way with the Participant’s right or the right of the Company or a Related Entity to terminate the Participant’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Participant who is employed on an “at will” basis is in no way affected by its determination that the Participant’s Continuous Service has been terminated for Cause for the purposes of this Plan.
18.No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
19.Information to Participants. The Company will provide to each Participant, during the period for which such Participant has one or more Awards outstanding, such information as required by Applicable Laws.
20.Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Participant’s consent to participate in the Plan by electronic means. By accepting an Award, each Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent will remain in effect throughout Participant’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Participant.
21.Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Participant acknowledges that the Company holds certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Participant authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.
22.Application of Section 409A. This Plan and the Awards granted hereunder will be construed and administered such that the Awards either qualify for an exemption from the application of Section 409A or satisfy the requirements of Section 409A. If an Award is subject to Section 409A: (i) distributions will only be made in a manner and upon an event permitted under Section 409A; (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A; (iii) payments to be made upon a Corporate Transaction will only be made upon an event that qualifies as a “change in control event” under Section 409A (without giving effect to any elective provisions permitted thereunder); and (iv) in no event will a Participant, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A. If a distribution is so delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month period or the Participant’s death, if earlier. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to avoid taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award is exempt from, or compliant with, Section 409A.
23.Clawback/Repayment. All Awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable compensation recovery, clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time or (ii) applicable law. Further, and without limiting the foregoing, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant may be required to repay any such excess amount to the Company.
24.Unfunded Obligation. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity will be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company will retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. The Participants will have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular includes the plural and the plural includes the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

APPENDIX B

LIVE OAK BANCSHARES, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN
Approved by the Board and Shareholders on
March 27, 2026 and May [•], 2026, respectively
1.Establishment of Plan; Purposes. The purpose of the Plan is to provide Eligible Employees (as defined below) of the Company with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, and accordingly the Plan will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code will have the same definition herein.
2.Definitions. As used in the Plan, the following terms will have the meanings provided in this Section 2.
(a) “Acquiring Corporation” has the meaning ascribed to it in Section 16.
(b) “Administrator” means the Committee or one or more of the Company’s officers or management team appointed by the Board or Committee to administer the day-to-day operations of the Plan. Except as otherwise provided in the Plan, the Board or Committee may assign any of its administrative tasks to the Administrator.
(c) “Base Compensation” means an Eligible Employee’s annualized regular, fixed base salary or wages based on the Eligible Employee’s salary or wage rate (and number of hours per week) in effect as of the day prior to the Date of Grant of a given Offering Period, and excludes any bonus, sales commissions, overtime payment, payment of deferred compensation or equity compensation, contribution by the Company or a Participating Subsidiary to an employee benefit plan or other similar payment or contribution.
(d) “Board” means the Board of Directors of the Company.
(e) “Code” means the United States Internal Revenue Code of 1986, as amended or replaced to date or hereafter. References to a specific section of the Code or United States Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(f)“Committee” has the meaning ascribed to it in Section 5(a).
(g)“Common Stock” means the voting common stock of the Company, no par value per share, as the same may be converted, changed, reclassified or exchanged.
(h)“Company” means Live Oak Bancshares, Inc., a North Carolina corporation, or any successor to all or substantially all of the Company’s business that adopts this Plan.
(i)“Contributions” means the amount of Base Compensation contributed by a Participant through payroll deductions to fund the exercise of any Options granted to such Participants pursuant to the Plan.
(j)“Corporate Transaction” any of the following transactions, provided, however, that the Committee will determine under parts (iv) and (v) whether multiple transactions are related, and its determination will be final, binding and conclusive:
i.a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

ii.the sale, transfer or other disposition of all or substantially all of the assets of the Company;
iii.the complete liquidation or dissolution of the Company;
iv.any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
v.acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.
(k) “Date of Grant” means the first day of each Offering Period.
(l)“Enrollment Date” means the date an Eligible Employee: (i) satisfies the eligibility requirements of the Plan, and (ii) completes an online enrollment form as designated by the Company’s Human Resources Department not later than three business days before the next Date of Grant indicating the Eligible Employee’s election to participate in the Plan and authorizing Contributions as described herein.
(m)“Eligible Employee” has the meaning ascribed to such term in Section 6(a).
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(o) “Fair Market Value” means:
i.If the Company’s Common Stock is publicly traded as of a given date of determination hereunder, the Fair Market Value will be the closing selling price per share of Common Stock on such date of determination, as such price is reported on the Principal Exchange (or, if there is no closing selling price for the Common Stock on a given date of determination hereunder, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists); and
ii.If the Company’s Common Stock is at the time not publicly traded, the Fair Market Value as of a given date will be determined by the Committee, in good faith, taking into account any and all information known to the Company regarding the price and number of shares traded, if any, in privately negotiated transactions, and such other factors as it deems appropriate.
(p) “Holding Period” means a required holding period applicable to Shares purchased in a particular Offering Period established in accordance with Section 11(h) below.
(q) “Notice Period” has the meaning ascribed to it in Section 19.
(r)“Offering Factor” has the meaning ascribed to it in Section 8.
(s)“Offering Period” means the periods established in accordance with Section 7 during which rights to purchase Shares may be granted pursuant to the Plan and may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed pursuant to Sections 7 and 28.
(t)“Option” means the right to purchase Shares under the Plan during an Offering Period.
(u) “Option Price” means the purchase price per share at which a Share may be acquired pursuant to an Option, determined in accordance with Section 9.
(v)“Parent Corporation” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(w)“Participant” means an Eligible Employee who enrolls in the Plan.

(x)“Participating Subsidiaries” means those Parent Corporations and/or Subsidiaries that the Committee designates from time to time as corporations that participate in the Plan.
(y)“Plan” means this Live Oak Bancshares, Inc. 2026 Employee Stock Purchase Plan, as the same may be amended from time to time.
(z)“Principal Exchange” means the principal stock exchange or market on which the Common Stock is then traded.
(aa) “Purchase Date” means the last day of each Offering Period, subject to adjustment as described in Section 7.
(ab) “Shares” means the shares of Common Stock reserved for issuance under the Plan.
(ac)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ad) “Termination Date” has the meaning ascribed to it in Section 3.
(ae)“Trading Day” means a day on which the Principal Exchange is open for trading.
(af)“Withdrawal Date” means the effective date of a Participant’s withdrawal from participation in an Offering Period as described in Section 12.
(ag) “Withdrawal Notice” means a Participant’s written notice to the Company, made on a form provided by the Company for such purpose, of the Participant’s intention to withdraw from an Offering Period.
3.Effective Date; Termination Date. The Plan will be subject to approval by a vote of the holders of a majority of the shares of the Company’s Common Stock present or represented, in person or by proxy, and entitled to vote at a meeting of the Company’s shareholders held in accordance with North Carolina law. Subject to such approval, the Plan will become effective as of March 27, 2026 (the date of its adoption by the Board), and unless sooner terminated as provided herein, shall continue in effect for a term of ten (10) years (the “Termination Date”). This Plan will continue until the earlier to occur of (a) termination of this Plan by the Board, (b) issuance of all the Shares, or (c) the Termination Date. Following the Termination Date, no further Options may be granted under the Plan, but such termination will not affect any Option granted prior to the Termination Date.
4.Stock Subject to Plan. A total of 350,000 shares of the Company’s Common Stock are reserved and will be available for issuance under this Plan. Such number will be subject to adjustments effected in accordance with Section 15 of this Plan. In the event that an Option or part thereof expires or is otherwise canceled or terminated, the Shares subject to the unexercised portion of such Option will be available for re-use in future Option grants under the Plan.
5.Administration.
(a) The Plan will be administered by the Board, or if directed by the Board, the Compensation Committee of the Board or any other committee composed of members of the Board (such committee, the “Committee”). Anything in the Plan to the contrary notwithstanding, subject to applicable law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Subject to applicable law, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance there upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary. The Company will pay all reasonable expenses incurred by the Committee and the Company in connection with the administration of this Plan.
(b) The Committee will have full power and authority to: administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees may participate in an Option grant and which Parent Corporation(s) and Subsidiaries of the Company will be Participating Subsidiaries participating in an offering, (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it may deem appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 15 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Option Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons.
(c) To the extent not prohibited by applicable law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation.
6.Eligibility.
(a)Every employee of the Company or the Participating Subsidiaries on a Date of Grant (including every employee who is on paid or authorized but unpaid leave of absence on such Date of Grant) is eligible to participate in the offering for such Offering Period (each such employee, except as excluded pursuant to Section 6(b) or 6(c) below, an “Eligible Employee”).
(b)In establishing the terms of an Option granted hereunder, the Committee may exclude one or more of the following categories of employees from participation in such Offering Period:
i.any employee who has a period of employment with the Company and/or a Participating Subsidiary of less than two years (or some shorter period of employment as may be established by the Committee);
ii.any employee whose customary employment with the Company and/or a Participating Subsidiary is less than 20 hours per week (or at the discretion of the Committee a threshold less than 20 hours per week);
iii.any employee whose customary employment is less than five months (or at the discretion of the Committee a threshold less than five months) with the Company and/or a Participating Subsidiary in any calendar year; or
iv.any employee who is a “highly compensated employee” as defined in Section 414(q) of the Code of the Company or a Participating Subsidiary, and provided that the Committee may also exclude subsets of highly compensated employees to the extent permitted by Section 423 of the Code and the regulations issued thereunder.
(c)Notwithstanding anything else provided herein, an Option may not be granted in an Offering Period to an employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, (i) owns stock or holds options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries, or (ii) as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (or any Parent Corporation or Subsidiary of the Company).
7.Offering Periods. Unless otherwise determined by the Committee, this Plan will be administered on the basis of sequential six-month Offering Periods until the Plan is terminated: (a) the six month period commencing on March 15 and ending on the following September 14, and (b) the six month period commencing on September 15 and ending on the following March 14. The Committee may establish additional or alternative sequential or overlapping Offering Periods, which may have different durations, provided that no Offering Period may exceed 27 months. In the event that the Purchase Date of a given Offering Period is not a Trading Day, then the Purchase Date will be the last day prior to such date which is a Trading Day.
8.Grant of Option; Expiration. Each person who is an Eligible Employee on a Date of Grant will be granted an Option for the Offering Period. Such Option will be for up to the whole number of Shares to be determined in accordance with this Section 8. For each Offering Period, the Committee may specify a dollar amount (the “Offering Factor”) on the basis of which the number of shares of Common Stock to be covered by the Option granted to each Eligible Employee will be determined. The Offering Factor may be different for each Offering Period; however, in connection with each separate Offering Period the Offering Factor will be the same for all Eligible Employees. Each Option for an Offering Period will entitle the Eligible Employee to whom it is granted to purchase a number of whole shares of Common Stock equal to the lesser of (i) such employee’s annual rate of Base Compensation as of the day prior to the Date of Grant of that Offering Period divided by the Offering Factor established by the Committee for that Offering Period, or (ii) a fixed maximum quantity, at the Committee’s discretion. In the event that the Committee has not established an Offering Factor or another fixed maximum quantity prior to the Date of Grant for a particular Offering Period, then the number of Shares as to which each Option in such Offering Period will apply will be determined by dividing $12,500 by the Fair Market Value of one Share determined as of the Date of Grant. In any event, Options granted to Eligible Employees are subject to the individual limit set forth in Section 13.
9.Option Price. The purchase price per share at which a Share may be acquired on a Purchase Date will be 85% of the lesser of: (a) the Fair Market Value of a Share on the Date of Grant (or, if the Date of Grant is not a Trading Day, the first Trading Day of the Offering Period), or (b) the Fair Market Value of a Share on the Purchase Date, provided, however, that the Committee may, prior to the commencement of any Offering Period, provide for an Option Price for such Offering Period based on a discount of less than 15% of the Fair Market Value of a Share on the Date of Grant or the Purchase Date.
10.Enrollment by Eligible Employee.
(a)Enrollment. An Eligible Employee will be able to participate in the Plan on the first Date of Grant after his or her Enrollment Date. The Company may, from time to time, change the Enrollment Date as deemed advisable by the Administrator in its sole discretion for proper administration of the Plan, upon providing reasonable notice. For avoidance of doubt, an employee who becomes eligible to participate in the Plan after an Offering Period has commenced will not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering Period.
(b)Failure to Enroll. An Eligible Employee who does not complete the online enrollment on or before the third business day before the next Date of Grant will not participate in the Plan for that Offering Period, nor for any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by completing the online enrollment form on or before the third business day before the next Date of Grant of such subsequent Offering Period.
(c)Continuance of Enrollment. Once enrolled, a Participant’s enrollment carries forward to each subsequent Offering Period, unless and until such Participant’s employment with the Company ends, the Participant changes payroll withholding as described in Section 11(d) below, or the Participant withdraws from participation as described in Section 12 below.

11.Payroll Deduction Plan; Exercise of Option and Payment of Option Price. Shares which are acquired pursuant to the exercise of an Option hereunder may be paid for only by means of Contributions made by the Participant during the Offering Period. Except as set forth below, the amount of Contributions withheld from a Participant’s Base Compensation during each pay period will be determined by the Participant’s election as indicated on his or her enrollment form.
(a)Limitations on Payroll Withholding. Payroll withholding with respect to the Plan for any Participant will be no less than $12 nor more than $817 for any bi-weekly pay period. Notwithstanding the foregoing, the Committee may change the limits on payroll withholding effective as of a future Date of Grant, upon reasonable notice to the Eligible Employees. Amounts withheld will be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.
(b)Payroll Withholding. Payroll deductions will commence on the first payday following the Date of Grant and will continue on each payday through the end of the Offering Period unless sooner altered or terminated by the Participant or otherwise as provided in the Plan.
(c)Participant Accounts. All payroll deductions from a Participant’s Base Compensation will be credited to a non-interest bearing savings account established at Live Oak Banking Company. All Contributions received or held by the Company may be used by the Company for any corporate purpose. Interest will not be paid on any Contributions held pursuant to this Plan, unless the Administrator elects to make such payments to all Participants on a non-discriminatory basis.
(d)Election to Decrease, Increase or Stop Withholding. During an Offering Period, a Participant may elect to (i) decrease the amount to be withheld as many times as desired, (ii) stop further withholding, or (iii) on not more than two occasions in any one Offering Period, increase the amount withheld, by updating such Participant’s online enrollment form in the manner directed by the Company’s Human Resources Department. Any such change will be effective on the first day of the first pay period that is at least seven days after such notice is received; provided, however, that the Administrator may specify a longer or shorter period, upon reasonable notice to the Eligible Employees. Notwithstanding any of the foregoing, no change in withholding is permitted during the last 30 days of an Offering Period.
(e)Exercise of Option. On each Purchase Date, each Participant who has not withdrawn from the Offering Period or whose participation in the Offering Period has not terminated on or before such Purchase Date will automatically exercise his or her Option to acquire the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated Contributions for the Offering Period by the Option Price; provided, however, in no event will the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant’s Option or the limitations imposed by Section 13 hereof. No Shares will be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering Period or the Plan has terminated on or before such Purchase Date.
(f)Issuance of Shares. As promptly as practicable after the Purchase Date, the Company will, at its election, either: (i) issue a certificate to each Participant representing the Shares deliverable to such Participant upon the exercise of the Option; or (ii) document each Participant’s interest in the Shares deliverable to such Participant by registering such Shares with the Company’s transfer agent (or another custodian selected by the Company) in book-entry form in each such Participant’s name.
(g)Remaining Cash Balance. Any cash balance remaining in a Participant’s account at the end of a Purchase Date will be refunded to the Participant as soon as practicable after such Purchase Date; provided, however, that in the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant’s account and applied toward the purchase of Shares in the subsequent Offering Period.
(h)Holding Period. The Committee may, in its discretion, establish a Holding Period for any Shares purchased in a particular Offering Period, during which Holding Period such Shares may not be sold, unless such Holding Period is prohibited by applicable law. Such a Holding Period, if any, will commence on the Purchase Date and will continue for a period established by the Committee prior to the commencement of the applicable Offering Period, but not longer than the later of: (i) the second anniversary of the Date of Grant or (ii) the first anniversary of the Purchase Date. The Committee may provide that the Holding Period, if any, with respect to any Participant will end automatically if either (x) the Participant is no longer an Eligible Employee, or (y) a Corporate Transaction occurs. The Holding Period will apply to all Participants in a particular Offering Period and otherwise be implemented in accordance with Section 423 or any successor provision of the Code and the related regulations. During such Holding Period, the holder of the Shares will not be permitted to sell such Shares and the Shares will be designated with an applicable resale restriction. The applicable Holding Period will be set forth in the documentation establishing the terms of the applicable Offering Period, and each Participant will be required to agree to such Holding Period as a condition to participating in the Offering Period.
12.Participant Withdrawal.
(a)Withdrawal from Offering Period. A Participant may withdraw from an Offering Period by completing an online withdrawal form as directed by the Company’s Human Resources Department. Such withdrawal may be elected at any time up to 15 days (or such other number of business days as deemed advisable by the Administrator in its sole discretion for proper administration of the Plan, upon reasonable notice) prior to the end of an Offering Period. A Participant so withdrawing is prohibited from again participating in that Offering Period. Subject to Section 12(c), by withdrawing from an Offering Period, a Participant does not waive the right to participate in subsequent offerings, and may commence participation in the next Offering Period commencing immediately thereafter by again satisfying the requirements of Section 10 above. The Administrator may impose, from time to time, a requirement that the Withdrawal Notice be submitted online for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering Period.
(b)Return of Contributions. Upon withdrawal from an Offering Period pursuant to Section 12(a), the withdrawn Participant’s accumulated Contributions which have not been applied toward the purchase of Shares under the Plan will be returned as soon as practicable after the withdrawal, without the payment of any interest to the Participant (unless the Administrator has determined otherwise pursuant to Section 11(c) above), and the Participant’s interest in the Offering Period will terminate.
(c)Participation Following Withdrawal. An employee who is also an officer or director of the Company subject to section 16 of the Exchange Act and who is deemed to “cease participation” in an Offering Period within the meaning of Rule 16b-3 promulgated under the Exchange Act as amended from time to time or any successor rule or regulation as a consequence of his or her withdrawal from an Offering Period pursuant to Section 12(a) above will not again participate in the Plan for at least six months after the date of such withdrawal.
13.Limitations on Shares to be Purchased. No Eligible Employee will be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase Shares under all other employee stock purchase plans of the Company or any Participating Subsidiary, exceeds $25,000 in fair market value, determined as of the Date of Grant (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company will automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension. In the event the number of Shares which might be purchased by all Participants in an Offering Period exceeds the number of Shares available under the Plan as set forth in Section 4, the Company will make a pro rata allocation of the remaining Shares in as uniform a manner as is practicable and as the Administrator determines to be equitable.
14.Effect of Termination of Employment. Termination of an Eligible Employee’s employment with the Company or a Participating Subsidiary for any reason (including for retirement, disability, or death), immediately terminates his or her participation in this Plan. In addition, an Eligible Employee’s failure to remain eligible to participate in the Plan as described in Section 6 above immediately terminates his or her participation in this Plan. In either such event, the Contributions credited to the Eligible Employee’s account will be returned to him or her or, in the case of his or her death, as described in Section 25, as soon as practicable. Interest will not be paid on sums returned to a Participant pursuant to this Section 14 unless the Administrator elects otherwise pursuant to Section 11(c) above. For purposes of this Section, an Eligible Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of medical leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or law.
15.Capital Changes. In the event of any change affecting the number, class or terms of the Company’s Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make appropriate adjustments to (i) the maximum number and class of securities issuable under the Plan, and (ii) the number and class of securities and the price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or Option Price of Shares subject to an Option.
16.Corporate Transactions. In the event of a Corporate Transaction (as defined below), the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), for the Acquiring Corporation to assume the Company’s rights and obligations under the Plan. In the event that the Company’s rights and obligations under the Plan are not so assumed, then the Plan will terminate effective as of the date of such Corporate Transaction, and all outstanding Options will terminate effective as of the date of the Corporate Transaction to the extent that the Option is not exercised as of the date of the Corporate Transaction. In the event of such termination, the Contributions credited to a Participant’s account and not previously used to purchase Shares pursuant to an Option prior to such termination will, as soon as practicable, be returned to the Participant. Interest will not be paid on such sums returned to a Participant pursuant to this Section 16 unless the Administrator elects otherwise pursuant to Section 11(c) above.
17.Non-assignability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 25 below) by a Participant. Any such attempt at assignment, transfer, pledge or other disposition is void and without effect.
18.Reports. The Company will establish an online portal where Participants view details of their participation in the Plan, including the total Contributions accumulated, the number of Shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.
19.Notice of Disposition. Each Participant will notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Date of Grant or within one year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, through appropriate legends on any certificate representing shares acquired pursuant to this Plan or otherwise, request that the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice will continue notwithstanding any such request to the Company’s transfer agent.
20.No Right to Continued Employment. Neither this Plan nor the grant of any Option hereunder will confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee’s employment.
21.Rights as a Shareholder. No Eligible Employee will have any rights as a shareholder of the Company with respect to any Shares subject to an Option until: (a) such Option has been validly exercised in the manner described herein, (b) full payment of the Option Price has been made for such Shares, and (c) the Shares have been actually delivered to Employee in either certificated or book-entry form as described in Section 11(f) above. Except for adjustments as provided in Section 15 above, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights as to which the record date for determining shareholders entitled to receive the same is prior to the date of the delivery of such Shares as described in Section 11(f) above.
22.Payment of Taxes. Each Participant will be responsible for all federal, state, local or other taxes of any nature imposed pursuant to any law or governmental regulation or ruling on the exercise of any Options or on any income which a Participant is deemed to recognize in connection with an Option. If the Administrator determines to its reasonable satisfaction that the Company or any Participating Subsidiary is required to pay or withhold the whole or any part of any federal, state, local, or foreign income, payroll, estate, inheritance, or other tax with respect to or in connection with any Option, the exercise thereof or a Participant’s resale of any Shares, then the Company or such Participating Subsidiary will have the full power and authority to withhold and pay such tax out of any Shares purchased by the Participant or from the Participant’s salary or any other funds otherwise payable to the Participant, or, prior to and as a condition of exercising such Option, the Company may require that the Participant pay to it in cash the amount of any such tax which the Administrator, in good faith, determines is required to be withheld.
23.Equal Rights and Privileges. All Eligible Employees will have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by the Company, the Administrator or the Board, be reformed to comply with the requirements of Section 423. This Section takes precedence over all other provisions in this Plan.
24.Notices. Except as otherwise provided herein, any notice which the Company or an Eligible Employee may be required or permitted to give to the other will be in writing and will be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Company, will be sent to the following address:
Live Oak Bancshares, Inc.
1741 Tiburon Drive
Wilmington, NC 27402
Attn: General Counsel
Any notice sent by mail by the Company to an Eligible Employee will be sent to the most current address of the Eligible Employee as reflected on the records of the Company or its Participating Subsidiaries as of the time said notice is required. In the case of a deceased Eligible Employee, any notice will be given to the Eligible Employee’s personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative’s status as such and has informed the Company of the address of such representative by notice pursuant to this Section.
25.Designation of Beneficiary.
(a)A Participant may submit, through an online form as directed by the Company, a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may submit, through an online form as directed by the Company, a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date.
(b)A Participant may change such designation of beneficiary at any time by online form as directed by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company will deliver such Shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Administrator may designate.
26.Conditions upon Issuance of Shares; Limitation on Sale of Shares. The issuance of Shares under the Plan will be subject to compliance with all applicable requirements of foreign, federal or state law with respect to the Shares. An Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations or the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed. Shares will not be issued with respect to an Option unless (i) a registration statement under the Securities Act of 1933, as amended, is in effect at the time of exercise with respect to the Shares issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of such Act. As a condition to the exercise of an Option, the Company may require a Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
27.Applicable Law. The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of North Carolina.
28.Amendment or Termination of this Plan. The Board may, from time to time, amend, modify, suspend or discontinue the Plan at any time without notice, provided that no Eligible Employee’s existing rights pursuant to an Option are adversely affected thereby; and, provided further that, except with the approval of shareholders of the Company, no such amendment of the Plan will: (a) increase the aggregate number of shares which may be sold upon the exercise of Options granted under the Plan; (b) change the formula by which the Option Price is determined; (c) change the formula by which the number of shares which any Participant may purchase is determined; or, (d) make any other material change for which shareholder approval is required by the rules of the Principal Exchange. In the event the Board terminates or discontinue the Plan, no further Options may be granted under the Plan, but such termination will not affect any Option granted prior to the termination; any Options outstanding as of the date of any such termination will remain in full force and effect according to their terms as though the Plan had not been terminated. Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.
29.Successors and Assigns. Subject to Sections 17 and 25, this Plan will bind and inure to the benefit of the Company, any Eligible Employee, and their respective successors, assigns, personal or legal representatives and heirs.
30.Severability. It is intended that each provision of this Plan be viewed as separate and divisible, and in the event that any provision hereof is held to be invalid or unenforceable, the remaining provisions will continue to be in full force and effect.
31.Titles. Titles of Sections are provided herein for convenience only, do not modify or affect the meaning of any provision herein, and do not serve as a basis for interpretation or construction of this Plan.
32.Gender and Number. As used herein, the masculine gender includes the feminine and neuter, the singular numbers the plural, and vice versa, whenever such meanings are appropriate.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87024-P47893

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVE OAK BANCSHARES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. **Election of Directors**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Tonya W. Bradford
02) William H. Cameron
03) David G. Lucht
04) Jeffrey W. Lunsford
05) James S. Mahan III
06) Patrick T. McHenry
07) Miltom E. Petty
08) Neil L. Underwood
09) Yousef A. Valine
10) William L. Williams III

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V87025-P47893

REVOCABLE PROXY
LIVE OAK BANCSHARES, INC.
Annual Meeting of Shareholders
May 19, 2026 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Walter J. Phifer and Gregory W. Seward (the "Proxies"), and any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes any one or more of them to represent and vote, as designated on the reverse side of this appointment of proxy, all of the shares of voting common stock of Live Oak Bancshares, Inc. (the "Company") held of record by the undersigned on March 20, 2026, at the Annual Meeting of Shareholders of the Company to be held at the Live Oak Bancshares, Inc. Corporate Office, 1741 Tiburon Drive, Wilmington, North Carolina, at 9:00 AM, Eastern Time on May 19, 2026, and at any adjournments of the Annual Meeting.

The undersigned directs that the shares represented by this appointment of proxy be voted as indicated on the reverse side of this appointment of proxy. In the absence of any instruction, those shares may be voted "FOR" the election of each nominee named in Proposal 1, and "FOR" Proposals 2, 3, 4, and 5. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matter properly presented for action by shareholders at the Annual Meeting and on matters incident to the conduct of the meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Company's Corporate Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

Continued and to be signed on reverse side